[logo - American Funds(sm)]

The right choice for the long term(sm)

THE TAX-EXEMPT
BOND FUND OF AMERICA

Annual Report for the year ended August 31, 2001

[photograph of an elderly couple sitting on a bench]


THE TAX-EXEMPT BOND FUND OF AMERICA(R)

The Tax-Exempt Bond Fund of America is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk. The Tax-Exempt Bond Fund of America seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.


Investment highlights
through August 31, 2001

12-month total return                                                  +10.22%
(income plus capital changes, with dividends reinvested)
Tax-free distribution rate for August                                  +4.59%
(income return only, reflecting maximum sales charge)
Taxable equivalent distribution rate                                   +7.54%
(for August, assuming a 39.1% federal tax rate)
SEC 30-day yield as of August 31                                       +4.06%
(reflecting maximum sales charge)


For current yield information, please call toll-free: 800/421-0180

Your taxable income

Single                     Joint                      Current          The fund's 4.59%
                                                      federal          tax-exempt
                                                      tax              distribution
                                                      rate/1/          rate in August/2/
                                                                       is equivalent to
                                                                       a taxable
                                                                       distribution
                                                                       rate of:

$0 -  27,050               $0 - 45,200                15.0%            5.40%
27,051 -  65,550           45,201 -  109,250          27.5             6.33
65,551 -  136,750          109,251 -  166,500         30.5             6.60
136,751 -  297,350         166,501 -  297,350         35.5             7.12
Over 297,350               Over 297,350               39.1             7.54


/1/The federal rates are marginal rates. They do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/The fund's distribution rate in the Investment Highlights table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results, which will be affected by, among other things, interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions and fund expenses.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter), assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods - one year:
+6.13%; five years: +30.25%, or +5.43% a year; 10 years: +86.32%, or +6.42% a year. Sales charges are lower for accounts of $100,000 or more.

Results for other share classes can be found on page 33.

The fund's 30-day yield for Class A shares as of September 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 3.92%. The fund's distribution rate as of that date was 4.41%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INCOME MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAXES. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable. Certain other income, as well as capital gain distributions, may be taxable.

A COMMON LINK: The new American Funds logo of interlocking boxes has been adopted by the American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping individuals and institutions meet their investment goals.

[Begin Sidebar]
The American Funds family and The Capital Group Companies join all Americans saddened by the tragic events of September 11. We extend our thoughts and prayers to the victims and their families and friends.
[End Sidebar]



FELLOW SHAREHOLDERS:

The Tax-Exempt Bond Fund of America enjoyed an excellent year in fiscal 2001. Helped by falling interest rates and a constructive environment for bonds, the fund produced solid results while outpacing the majority of its peers. For the 12 months ended August 31, the share value rose from $11.81 to $12.38 and the fund paid monthly dividends totaling 60 cents a share. Except for a small taxable dividend of two-tenths of one cent a share paid in November 2000, all of this dividend income was exempt from federal income taxes, including the alternative minimum tax.

- If you took your dividends in cash, they represented an income return of 5.1%.

- If you reinvested your dividends, the income return was 5.2%. To match this return, a shareholder in the top federal tax bracket of 39.1% would have had to earn 8.5% from a taxable investment.

Taken together, the monthly dividends and the rising share price produced a 12-month total return of 10.2% for those who reinvested. For the same period, the average total return of 277 general municipal debt funds tracked by Lipper Inc. was 9.7%. The unmanaged Lehman Brothers Municipal Bond Index, which measures a broad array of tax-exempt bonds but does not reflect expenses, also rose 10.2%.


THE YEAR IN REVIEW

Fiscal 2001 saw weakness in technology industries spread to other parts of the U.S. economy. This past fall, the bond market began anticipating a general slowdown accompanied by lower interest rates. Those expectations were validated by the Federal Reserve, which reduced the federal funds rate (the rate banks charge each other for overnight loans) nine times between January and early October. The total reduction of four percentage points represented an unusually aggressive rate-cutting effort over a relatively short period. If the economy continues to lose momentum, further cuts are a possibility.

There was another major change in the bond market during the fiscal year which worked in our favor. Yield spreads - the difference between yields on higher rated and lower rated bonds - stopped widening and began to narrow. The fund's lower rated holdings benefited significantly from this shift in direction. These investments are primarily the result of our in-depth research, and many of them had been held throughout a period when they were out of favor in anticipation of the day when their value would begin to be recognized by the marketplace.


PORTFOLIO REVIEW

At fiscal year-end, 80% of the fund's holdings were investment grade, primarily AAA- and AA-rated issues. Just over 14% of assets were rated below BBB. These percentages are about the same as on September 1, 2000. Drawing on our organization's extensive research capabilities, during the 12 months we added a number of lower rated health-care and life-care investments to the portfolio. We also took advantage of the rally in bond prices to sell some lower rated holdings that had appreciated substantially in value. The sale of these securities produced a small capital gain (less than 1%) that will be distributed to shareholders before the end of calendar 2001.

On August 31, the average life of the portfolio's holdings was 9.2 years versus
10.9 years at the start of the fiscal year. Most of the issues that were purchased during the year represent a move toward a more conservative investment posture that we consider prudent at this stage of the interest rate cycle. Generally, this posture places greater emphasis on income and less on capital gains.

Finally, we can report that The Tax-Exempt Bond Fund of America experienced a fair amount of growth in fiscal 2001. Net assets increased 23% to $2.3 billion. A portion of this gain came from capital appreciation, but the majority of it represented new money coming into the fund. During the 12 months, the number of shareholder accounts rose 11%. This reflects a shift in investor sentiment and a desire on the part of a growing number of individuals to reduce their exposure to the stock market and focus more heavily on fixed-income investing. We believe that a carefully balanced portfolio of stocks and bonds - including tax-exempt bonds - makes sense for most investors. At the same time, we would like to remind our new as well as our longstanding shareholders that it would be unrealistic to expect that the fund can continue producing double-digit gains on a tax-free basis for any extended period. It is worth noting that the 10.2% total return generated this past year is well above the 8.1% average return recorded by the fund over its 22-year lifetime.

We look forward to reporting to you again in another six months.

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Neil L. Langberg
Neil L. Langberg
President

October 8, 2001

Here's how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 2001, the end of the fund's latest fiscal year.

As you can see, the $10,000 investment would have grown to $53,381 with the 3.75% maximum sales charge included and all distributions reinvested, an average increase of 7.94% a year.


AVERAGE ANNUAL COMPOUND RETURNS*

for the periods ended                    8/31/01                   9/30/01
                                         (fiscal year-end)         (latest calendar
                                                                   quarter)

One year                                 +6.09%                    +6.13%
Five years                               +5.80%                    +5.43%
10 years                                 +6.58%                    +6.42%
Lifetime (since October 3, 1979)         +7.94%                    +7.90%

*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.


THE VALUE OF A LONG-TERM PERSPECTIVE
[begin mountain chart]

                                        The                      Lipper
                 Lehman         fund at net      The fund       General
               Brothers         asset value    at maximum     Municipal
             Municipal        (without any       offering    Debt Funds               Original
Year         Bond Index       sales charge)         price       Average       CPI   Investment
1979            $10,000             $10,000        $9,625       $10,000   $10,000      $10,000
1980             $9,543              $9,815        $9,447        $9,467   $11,166      $10,000
1981             $8,017              $8,933        $8,598        $8,307   $12,373      $10,000
1982            $10,544             $11,230       $10,809       $10,628   $13,097      $10,000
1983            $12,179             $13,066       $12,576       $12,689   $13,432      $10,000
1984            $13,234             $14,029       $13,502       $13,705   $14,008      $10,000
1985            $15,435             $16,332       $15,719       $16,159   $14,477      $10,000
1986            $18,999             $20,277       $19,516       $20,038   $14,705      $10,000
1987            $19,879             $20,491       $19,722       $20,476   $15,335      $10,000
1988            $21,246             $21,868       $21,047       $21,962   $15,952      $10,000
1989            $23,580             $24,107       $23,202       $24,487   $16,702      $10,000
1990            $25,093             $25,274       $24,325       $25,678   $17,641      $10,000
1991            $28,052             $28,232       $27,172       $28,780   $18,311      $10,000
1992            $31,184             $31,281       $30,107       $32,039   $18,887      $10,000
1993            $34,989             $35,164       $33,843       $35,981   $19,410      $10,000
1994            $35,038             $35,114       $33,796       $35,689   $19,973      $10,000
1995            $38,144             $38,170       $36,737       $38,391   $20,496      $10,000
1996            $40,142             $40,275       $38,763       $40,357   $21,086      $10,000
1997            $43,853             $44,056       $42,401       $44,064   $21,555      $10,000
1998            $47,646             $47,695       $45,905       $47,794   $21,903      $10,000
1999            $47,884             $47,801       $46,007       $47,319   $22,399      $10,000
2000            $51,128             $50,321       $48,431       $49,859   $23,164      $10,000
2001            $56,339/1/          $55,463/2/    $55,381/4,5/  $54,963/3/$23,794      $10,000

Past results are not predictive of future results.

# For the period October 3, 1979, through August 31, 1980.

/1/With interest compounded. The index, which started on January 1, 1980, is unmanaged and does not reflect sales charges, commissions or expenses.

/2/Includes reinvested dividends of $36,706 and reinvested capital gain distributions of $2,223.

/3/With dividends reinvested. The average does not reflect sales charges.

/4/These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

/5/Includes reinvested dividends of $35,328 and reinvested capital gain distributions of $2,139.
[end chart]


A LOOK INSIDE THE FUND'S PORTFOLIO

[photograph of a father and two young children walking along the beach]

The Tax-Exempt Bond Fund of America holds more than 600 securities reflecting a wide variety of projects in 44 states and territories: road and bridge construction, airport expansion, schools and hospitals, urban development and housing programs among others. As a shareholder in the fund, you have entrusted your money to a group of professionals who manage this portfolio of securities on your behalf.

These professionals adhere to an investment philosophy characterizing all 29 American Funds and their adviser, Capital Research and Management Company. At the heart of this philosophy is a search for the best values that can be found through in-depth research.

In the case of The Tax-Exempt Bond Fund of America, this research involves the evaluation of an expanding universe of municipal bonds from issuers all over the country. It requires careful analysis of fundamental and technical factors affecting the tax-exempt market as well as individual securities. This analysis is conducted with an eye toward anticipating changes before they are perceived by other investors.

Those charged with the responsibility of managing the fund are called portfolio counselors. Like all of the American Funds, The Tax-Exempt Bond Fund of America employs the multiple portfolio counselor system. Each of the fund's four counselors manages a portion of the portfolio much as though it were a separate fund, and all four work closely with analysts who specialize in various sectors of the municipal market, make buy and sell recommendations, and manage money within the research portion of the portfolio. Together, the four counselors have nearly 60 years of investment experience, most of them with Capital Research.

Clearly, the multiple portfolio counselor system does not guarantee that all of the fund's investments will be successful. Some are bound to turn out less well than others. However, the system does have several important advantages. It has contributed to consistency of results because one counselor's off year is frequently counterbalanced by the success of others. It tends to encourage a diversity of high-conviction ideas and also offers continuity if one counselor assumes other responsibilities or leaves the organization. On the following pages, the fund's counselors provide a close-up look at four investment ideas that have become holdings in the portfolio.

[Begin Sidebar]
WHAT THE NUMBERS MEAN:

FIXED-INCOME SECURITIES
                                            Principal    Market
                                            amount       value
                                            (000)        (000)

Public School and College Auth., Capital
Improvement Pool Bonds, Series 2001-A,
5.625% 2015                                 $5,255       $5,766

5.625% - Interest rate paid on the principal amount.

2015 - Date the bond matures - that is, the day it stops paying interest and returns the principal amount.

$5,255 - Amount of money scheduled to be returned to the lender when the bond matures.

$5,766 - Market value of the security - what it was worth, based on its market price, at fiscal year-end.
[End Sidebar]


[photograph:  Neil Langberg]
[Begin Caption]
Neil Langberg is president of The Tax-Exempt Bond Fund of America and one of the fund's four portfolio counselors. He joined Capital Research and Management Company in 1978 and has been associated with the fund since its inception in 1979.
[End Caption]


CONTINUING CARE WITH A HIGH RATING

"In managing The Tax-Exempt Bond Fund of America, one of our biggest challenges is to locate exceptionally interesting investment ideas among municipal bonds rated A or better. This is a segment of the market that offers comparatively low-risk securities and represents a large percentage of the fund's holdings. (By prospectus, it must account for at least 65%.) The problem is that many of the potentially more lucrative ideas are found among issues with ratings of Baa or lower. Those bonds, which carry greater risk, cannot account for more than 35% of our holdings.

"This was the situation in my portion of the portfolio early in calendar 2000. In discussions with our analysts about various possibilities in the A-and-higher category, one of the names that surfaced was ACTS Retirement Communities, the country's largest nonprofit operator of continuing care retirement communities. It is based in West Point, Pennsylvania.

"Karl Zeile, our analyst responsible for that segment of the market, did some further work and determined that ACTS focuses on resident satisfaction, with a strong mission orientation consistent with its role as a nonprofit. It has a track record of success dating back nearly 30 years to go with its A rating. We feel that its management team is among the best in the business. By contrast, many of the retirement communities or life-care investment opportunities that we see usually are start-ups with little or no history, plenty of risks and a low bond rating or none at all.

"In early 2000, when prices for life-care issues were depressed, we began purchasing ACTS bonds. Subsequently, we took advantage of further price weakness during the year to add to our positions. These bonds now represent one of the fund's largest holdings. Over the past 12 months, they have recorded a total return of about 18% and made a significant contribution to our results."

[Begin sidebar]

PENNSYLVANIA

                                                  Principal            Market
                                                  amount               value
                                                  (000)                (000)

Montgomery County Industrial Dev. Auth.:          $1,000               $1,021
Retirement Community Rev. Ref.
Bonds (Adult
Communities Total Services, Inc.
Obligated Group),
Series 1996A, 5.875% 2022
Retirement Community Rev. Bonds                   $17,500              16,618
(ACTS
Retirement-Life Communities, Inc.
Obligated Group),
Series 1998, 5.25% 2028

Please note that because the fund is actively managed, its portfolio holdings change from time to time.
[End Sidebar]

[Begin sidebar]

OREGON

                                            Principal            Market
                                            amount               value
                                            (000)                (000)

City of Klamath Falls, Electric
Rev. Ref. Bonds
(Klamath Cogeneration Project),
Series 1999:
5.75% 2013                                  $7,000               $6,953
5.875% 2016                                 3,500                3,465
6.00% 2025                                  11,000               10,729

[End Sidebar]


COGENERATION IN KLAMATH FALLS

"In 1999, using bonds that were unrated, the city of Klamath Falls, Oregon, raised about $300 million in tax-exempt bonds to build a natural gas-fired power plant capable of producing 500 megawatts of electricity, enough to power approximately 400,000 homes. One interesting aspect of the offering was that the city did not need all of the additional power and planned to sell most of it.

"There were no buyers for the power lined up prior to the financing, which took place during a period when California and several other states were transitioning to unregulated competition; the expectation at the time was that this could lead to lower electricity prices. It was also a period when an unusually large number of power plants were encountering problems, and there was growing resistance to new financings.

"Considering the drawbacks, we felt that the bonds were slightly expensive when they came to market. But my research also indicated that the economics of the project were sound. The plant looked as if it would be capable of producing electricity very efficiently, and I liked its location near a major north-south transmission line, where it would be able to send power to either California or the Pacific Northwest. I was encouraged, too, by the fact that a large investor-owned utility was making a sizable financial commitment to the venture.

"In 1996, we bought a small amount of the bonds initially and followed the progress of the construction work. We also kept a close eye on changes taking place in the market for electricity. Eventually, we were able to add to our position at lower prices.

"There are still risks associated with the Klamath Falls project, and we are continuing to monitor this holding carefully. Right now the news is generally positive. The plant is up and running. Three utilities have entered into contracts for virtually all of the power it can produce for the next five or 10 years. The bonds have been rated investment-grade and currently are selling at a price substantially above where we bought them."

[photograph: David Hoag]
[Begin Caption]
David Hoag is a vice president of The Tax-Exempt Bond Fund of America and one of its portfolio counselors. He joined Capital Research in 1991 and has 13 years of experience as an investment professional.
[End Caption]

[photograph: Brenda Ellerin]
[Begin Caption]
Brenda Ellerin is a vice president of The Tax-Exempt Bond Fund of America and one of the fund's portfolio counselors. She joined Capital Research in 1991 and has 11 years of experience as an investment professional.
[End Caption]


A TURNAROUND STORY THAT IS STILL PLAYING ITSELF OUT

"One of the newer names in The Tax-Exempt Bond Fund of America's portfolio is Memorial Hermann Healthcare System. It owns several not-for-profit hospitals, nursing homes and office buildings in Texas. Its largest and most prominent hospital in the system is the primary teaching facility for the University of Texas Medical School in Houston.

"Like many other health care organizations, Memorial Hermann Healthcare System experienced difficult times in the late 1990s and 2000. Revenues did not keep pace with rising costs. The organization was forced to order layoffs, close a number of operations and manage its core hospital businesses more efficiently. It also privatized its physicians' practices and renegotiated rates with managed care providers.

"From some work I had done on the not-for-profit health care industry in the past, I was familiar with members of the management team, and they impressed me as very capable. Early this year, I felt that the steps being taken to improve Memorial Hermann's fortunes were starting to pay off. Largely for that reason, I was attracted to an issue of tax-exempt bonds floated for the purpose of financing expansion projects that could relieve constraints on capacity and enhance future growth. In April, I made a recommendation to my colleagues and together we ended up purchasing $14 million of these bonds.

"Two months later, Tropical Storm Allison hit Houston, causing heavy damage to the main hospital. It was forced to close completely for awhile and transfer patients to other hospitals, including some that were outside the Memorial Hermann system. Obviously this was an unforeseeable development that has had a negative impact on operations. The system continues to receive insurance proceeds to help offset the losses.

"For shareholders in the fund, this situation underscores the benefits of owning a diversified portfolio. In my view, the fundamentals of the turnaround being engineered by management are sound and still in place. My intentions right now are to be patient and continue holding the bonds."

[Begin Sidebar]
TEXAS

                                                     Principal            Market
                                                     amount               Value
                                                     (000)                (000)

Harris County Health Facs. Dev. Corp.:
Hospital Rev. Bonds (Memorial Hermann
Hospital System Project):
Series 2001A, 6.375% 2029                            $13,900              $14,893

[End Sidebar]

[Begin Sidebar]
COLORADO

                                                       Principal         Market
                                                       amount            value
                                                       (000)             (000)

EagleBend Affordable Housing Corp.,
Multi-family

Housing Project Rev. Ref. Bonds,
Series 1997A:
6.40% 2017                                             $1,000            $1,001
6.45% 2021                                             2,175             2,168

[End Sidebar]


AFFORDABLE HOUSING IN VAIL VALLEY

"The successful development of year-round resorts in the ski country around Vail Valley, Colorado has led to a steady increase over the years in the number of permanent residents in the area. Some of these new residents are upper-income retirees or telecommuters. Many others, however, are employed in local shops, restaurants and schools, or in the nearby city of Avon.

"This influx of primarily middle-income people has created a growing need for affordable housing. For the most part, conventional housing in the valley is out of their price range. Single-family homes typically sell for over $700,000. Condominiums are in the $400,000 range. Moreover, the high cost of the small amount of land that's available for residential construction makes it unsuitable for apartment buildings. For local employers, the shortage of rental housing for new employees started to become a major concern several years ago. Fears were expressed that it could eventually constrain the economic development of the entire region.

"To deal with this problem, the city of Avon teamed up with local businesses to establish the EagleBend Affordable Housing Corporation. Its nonprofit status has allowed it to borrow at a comparatively low cost by issuing municipal bonds. Additionally, it does not have to pay property taxes or go through the expensive, time-consuming competitive bidding process required by government authorities when a project is created.

"EagleBend has built a 294-unit multifamily complex - complete with day care and other services - within walking distance of the Avon business center and the entrance to Beaver Creek Ski Resort. The first units opened in 1992 and the remainder in 1995. All the units were made available at reasonable rents and were snapped up quickly. The complex remains fully occupied today.

"I had been following the development of the Vail Valley as an analyst for some time when, in 1997, EagleBend issued new bonds to pay off the old ones that were used to finance the original construction work. I felt that the terms of the new offering were attractive and recommended that the fund take a position, which it did."

[photograph: Ed Nahmias]
[Begin Caption]
Ed Nahmias is a portfolio counselor of The Tax-Exempt Bond Fund of America. He joined Capital Research in 1996 and has 11 years of experience as an investment professional.
[End Caption]



WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

The Tax-Exempt Bond Fund of America is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

- A long-term, value-oriented approach

 Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- An unparalleled global research effort

 We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- The multiple portfolio counselor system

 More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- Experienced investment professionals

 More than 75% of the portfolio counselors who serve American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A commitment to low operating expenses

 You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)
- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

-  BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our website at americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.



The Tax-Exempt Bond Fund of America, Inc.
Investment Portfolio, August 31, 2001
[pie charts]
Geographic Breakdown

Illinois 10.96%
Texas 8.96%
Washington 6.69%
California 5.86%
New York 5.82%
Pennsylvania 5.82%
Other states 49.78%
Cash & short-term securities 6.11%

Quality ratings

Aaa/AAA 43.61%
Aa/AA 14.28%
A/A 9.20%
Baa/BBB 12.49%
Below investment-grade 14.31%
Cash & short-term securities 6.11%

[end charts]


                                                                                      Principal       Market
                                                                                         Amount        Value
Fixed Income Securities  -  93.73%                                                        (000)        (000)
Alabama  -  0.51%
Public School and College Auth., Capital Improvement                                       5,255        5,766
 Pool Bonds, Series 2001-A, 5.625% 2015
Health Care Auth. of Lauderdale County and the                                             1,150        1,269
 City of Florence, Coffee Health Group, Series
 2000-A Bonds, MBIA Insured, 5.50% 2009
Jefferson County, Sewer Rev. Capital Improvement                                           2,865        2,862
 Warrants, Series 1999A, FGIC Insured, 5.125% 2029
21st Century Auth., Tobacco Settlement Rev. Bonds,                                         1,500        1,548
 Series 2000, 5.75% 2020


Alaska  -  1.40%
Housing Fin. Corp., Collateralized Bonds                                                   1,815        1,868
 (Veterans Mortgage Program), Series 1992A-1, 6.75% 2032
Municipality of Anchorage:
 1995 G.O. Ref. General Purpose Bonds, Series B,                                           2,895        3,374
 FGIC Insured, 6.00% 2012
 Municipal Light & Power, Senior Lien Ref. Electric                                        5,000        6,082
 Rev. Bonds, Series 1996, MBIA Insured, 6.50% 2014
North Slope Borough, G.O. Bonds, Series 1997A,                                            10,935        8,292
 MBIA Insured, 0% 2008
Northern Tobacco Securitization Corp., Tobacco
 Settlement Asset-Backed Bonds, Series 2000:
 5.60% 2010                                                                                1,000        1,078
 5.70% 2011                                                                                4,890        5,268
 5.80% 2012                                                                                4,785        5,153
 5.375% 2021                                                                                 500          506


Arizona  -  0.39%
Health Facs. Auth., Rev. Bonds (Catholic Healthcare                                        3,655        3,843
 West), Series 1999A, 6.125% 2009
State Transportation Board, Subordinated Highway                                           1,850        1,939
 Rev. Bonds, Series 1992B, 6.50% 2008 (Preref. 2002)
Industrial Dev. Auth. of the County of Maricopa,                                           2,850        2,916
 Health Fac. Rev. Bonds (Catholic Healthcare West
 Project), 1998 Series A, 5.25% 2006


California  -  5.86%
Educational Facs. Auth., Rev. Bonds, Stanford                                              3,000        3,120
 University, Series N, 5.35% 2027
Housing Fin. Agcy., Single Family Mortgage
 Bonds, 1997 Series C-4, Class I:
 5.10% 2007                                                                                1,565        1,673
 5.20% 2009                                                                                1,155        1,238
Public Works Board, Lease Rev. Bonds, California                                           1,315        1,480
 Community Colleges, 1994 Series B (Various
 Community College Projects), 7.00% 2007 (Preref. 2004)
Statewide Communities Dev. Auth., Apartment Dev. Rev.                                      4,000        4,081
 Ref. Bonds (Irvine Apartment Communities, LP),
 Series 1998A-3, 5.10% 2025 (Put 2010)
City of Antioch, Public Fncg. Auth., 1998 Reassessment                                     1,475        1,553
 Rev. Bonds, Subordinated Series B, 5.85% 2015
Association of Bay Area Governments, Fin. Auth. For
 Nonprofit Corps., Ref. Rev. Cert. of Part.:
 (American Baptist Homes of the West Facs.
 Project), Series 1997B:
  5.50% 2007                                                                               1,210        1,183
  6.20% 2027                                                                               1,545        1,408
 (Episcopal Homes Foundation), Series 1998, 5.125% 2013                                    2,000        2,041
Bonita Canyon Public Facs. Fncg. Auth., Community Facs.                                    3,500        3,384
 Dist. No. 98-1, Special Tax Bonds, Series 1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project                                           1,000        1,085
 Rev. Bonds (Carson Ice-Gen Project), Series 1993,
 6.10% 2013 (Preref. 2003)
County of El Dorado, Community Facs. Dist. No. 1992-1                                        985        1,027
 (El Dorado Hills Dev.), Series 1999 Special Tax
 Bonds, 6.125% 2016
City of Folsom, Community Facs. Dist. No. 10, Special                                      2,000        2,185
 Tax Bonds, Series 1999, 7.00% 2024
City of Fontana, Community Facs. Dist. No. 12 (Sierra                                      1,000        1,073
 Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
City of Irvine, Limited Obligation Improvement Bonds:
 Assessment Dist. No. 94-13 (Oak Creek), Group One, 5.50% 2022                             2,000        1,989
 Assessment Dist. No. 94-13 (Oak Creek), Group Two, 6.00% 2022                             1,250        1,282
 Assessment Dist. No. 95-12, Group Three, 5.50% 2021                                       2,740        2,732
 Assessment Dist. No. 97-17 (Northwood), Group One, 6.00% 2023                             1,500        1,547
City of Long Beach:
 Aquarium of the Pacific, Rev. Bonds (Aquarium of
 the Pacific Project), 1995 Series A:
  6.10% 2010 (Preref. 2005)                                                                4,000        4,527
  6.125% 2015 (Preref. 2005)                                                               5,000        5,664
  6.125% 2023 (Preref. 2005)                                                              12,500       14,159
  MBIA Insured, 6.125% 2023 (Preref. 2005)                                                 2,000        2,265
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of                                       2,150        2,399
 the Pacific Project), Series 2001, AMBAC Insured, 5.50% 2015
City of Los Angeles:
 Community Redev. Agcy., Central Business Dist. Redev.                                     2,000        2,008
 Project, Tax Allocation Ref. Bonds, Series I, 5.00% 2001
 Regional Airports Improvement Corp., Facs. Lease Ref.
 Rev. Bonds (L.A. Intl. Airport):
  Delta Air Lines, Inc., Issue of 1996, 6.35% 2025                                         2,500        2,561
  United Air Lines, Inc., Issue of 1992, 6.875% 2012                                       2,000        2,053
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina
 del Rey), 1993 Series A:
  6.25% 2003                                                                               2,400        2,497
  6.50% 2008                                                                               4,750        5,031
 Los Angeles Community College Dist., G.O. Bonds, 2001                                    10,500       11,611
 Election, Series A, 5.50% 2016
County of Orange, Aliso Viejo Special Tax Bonds of
 Community Facs. Dist. No. 88-1, Series A of 1992:
 7.15% 2006 (Preref. 2002)                                                                 2,000        2,130
 7.35% 2018 (Preref. 2002)                                                                 2,000        2,133
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev.                                       465          465
 Bonds, 1993 Series A, 5.70% 2001
City of Roseville:
 Highland Reserve North Community Facs. Dist. No. 1,                                       3,085        3,363
 Special Tax Bonds, Series 1999, 6.00% 2011
 North Central Roseville Community Facs. Dist.
 No. 1, Special Tax Ref. Bonds, Series 1999:
  5.30% 2007                                                                               2,865        3,034
  5.80% 2017                                                                               3,500        3,567
 Woodcreek West Community Facs. Dist. No. 1,                                               1,465        1,591
 Special Tax Bonds, Series 1999, 6.50% 2015
Sacramento Cogeneration Auth., Cogeneration Project
 Rev. Bonds (Procter & Gamble Project), 1995 Series:
 6.00% 2003                                                                                2,200        2,299
 6.375% 2010                                                                                 500          541
 6.375% 2010 (Preref. 2005)                                                                  500          576
County of Sacramento, Laguna Creek Ranch/Elliott                                             500          526
 Ranch Community Facs. Dist. No. 1, Improvement Area
 No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.30% 2021
County of San Bernardino Housing Auth., Multifamily                                        1,500        1,535
 Housing Rev. Ref. Bonds (Equity Residential/Redlands
 Lawn & Tennis Apartments), Issue 1999A, 5.20% 2029 (Put 2009)
County of San Diego, Reassessment Dist. No. 97-1                                             995        1,031
 (4-S Ranch), Limited Obligation Improvement
 Bonds, 6.25% 2012
San Marcos Public Facs. Auth., Ref. Rev. Bonds,                                            3,000        3,006
 Series 1998, 5.80% 2027
San Marcos Unified School Dist., Community Facs.                                           3,150        3,112
 Dist. No. 5 (Rancho Carrillo), Series 1999
 Special Tax Bonds, 5.60% 2029
Community Facs. Dist. No. 99-1 (Talega) of the                                             1,195        1,273
 Santa Margarita Water Dist., Series 1999
 Special Tax Bonds, 6.10% 2014
South Tahoe Joint Powers Fncg. Auth., Subordinate
 Bond Anticipation Notes (South Tahoe Redev.
 Project Area No. 1):
 Series 1999A, 7.30% 2007                                                                  7,000        7,364
 Series 1999B, 7.30% 2007                                                                  1,905        2,004
The Regents of the University of California,                                               2,000        2,053
 Various University of California Projects,
 1993 Series A, 5.50% 2021
Washington Township Health Care Dist., Rev.                                                1,300        1,336
 Bonds, Series 1999, 5.00% 2014


Colorado  -  4.35%
Health Facs. Auth., Hospital Rev. Bonds (PorterCare                                        3,800        4,027
 Adventist Health System Project), Series 2001, 6.50% 2031

Housing and Fin. Auth.:
 Multi-family Housing Insured Mortgage Rev. Bonds:
  1982 Series A, 9.00% 2025                                                                1,515        1,519
  1997 Series C-3, 5.65% 2015                                                              1,300        1,300
 Single Family Housing Program Senior and Subordinate Bonds:
  1997 Series:
   A-3, 7.00% 2016                                                                         1,270        1,359
   B-3, 6.80% 2028                                                                           740          798
   C-3, 6.75% 2017                                                                           840          915
  1998 Series:
   B-3, 6.55% 2025                                                                         4,580        4,958
   D-3, 6.125% 2023                                                                        1,920        2,096
Arapahoe County, Capital Improvement Trust Fund
 Highway Rev. Bonds (E-470 Project):
 6.90% 2015 (Preref. 2005)                                                                 2,500        2,920
 6.95% 2020 (Preref. 2005)                                                                17,500       20,468
City and County of Denver, Airport System Rev.
 Bonds, Series 1992A:
 7.25% 2025 (Preref. 2002)                                                                 5,590        6,012
 7.25% 2025 (Preref. 2002)                                                                14,210       15,283
E-470 Public Highway Auth. Senior Rev. Bonds,                                              7,500          680
 Series 2000B (Capital Appreciation Bonds), 0% 2034
Eagle County, Bachelor Gulch Metropolitan Dist.,                                           3,400        3,582
 G.O. Bonds, Series 1999, 6.70% 2019
EagleBend Affordable Housing Corp., Multi-family
 Housing Project Rev. Ref. Bonds, Series 1997A:
 6.40% 2017                                                                                1,000        1,001
 6.45% 2021                                                                                2,175        2,168
EagleBend Dowd Affordable Housing Corp., Multi-family
 Housing Project Rev. Bonds, Series 1998A:
 6.35% 2014                                                                                1,065        1,073
 6.63% 2039                                                                                2,000        1,966
Metropolitan Football Stadium Dist., Capital
 Appreciation Sales Tax Rev. Bonds, MBIA Insured:
 Series 1999A:
  0% 2008                                                                                  2,675        2,074
  0% 2011                                                                                  2,600        1,729
  0% 2012                                                                                  4,700        2,956
 Series 1999B, 0% 2006                                                                     4,000        3,417
Northwest Parkway Public Highway Auth., Rev.                                               2,800        2,885
 Bonds, Series 2001D, 7.125% 2041
Rampart Range Metropolitan Dist. No. 1 (City of                                            5,415        5,420
 Lone Tree), Rev. Bonds (Rampart Range Metropolitan
 Dist. No. 2 Project), Series 2001, 7.75% 2026
Vista Ridge Metropolitan Dist. (Weld County),                                              7,310        7,411
 Limited Tax G.O. Bonds, Series 2001, 7.50% 2031


Connecticut  -  0.85%
G.O. Bonds, 2001 Series B, 5.375% 2016                                                     1,900        2,055
Dev. Auth., Pollution Control Rev. Ref. Bonds (The                                         5,025        5,161
 Connecticut Light and Power Co. Project), Series
 1993A, 5.85% 2028
Health and Educational Fac. Auth., Rev. Bonds,                                             1,800        1,856
 University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special Rev.
 Bonds, 1996 Series A:  (1)
 6.25% 2002 (Escrowed to Maturity)                                                         1,000        1,038
 6.375% 2004 (Escrowed to Maturity)                                                        1,985        2,185
 6.50% 2005 (Escrowed to Maturity)                                                         1,490        1,681
 6.40% 2011                                                                                2,025        2,206
 6.40% 2011 (Preref. 2007)                                                                 2,470        2,881


Delaware  -  0.04%
Econ. Dev. Auth., First Mortgage Rev. Bonds (Peninsula                                     1,000        1,024
 United Methodist Homes, Inc. Issue), Series 1997A,
 6.00% 2009


District of Columbia  -  0.98%
G.O. Bonds:
 Series 1993A, AMBAC Insured, 5.875% 2005                                                  2,125        2,332
 (Escrowed to Maturity)
 Series 1993 B-1, AMBAC Insured, 5.50% 2009                                                1,500        1,651
Convention Center Auth. (Washington D.C.), Senior                                          5,750        5,439
 Lien Dedicated Tax Rev. Bonds, Series 1998,
 AMBAC Insured, 4.75% 2028
Hospital Rev. Ref. Bonds:
 Medlantic Healthcare Group, Inc. Issue,                                                   1,030        1,068
 Series 1992B, 6.50% 2002 (Escrowed to Maturity)
 Washington Hospital Center Issue, Series 1992A,                                           1,170        1,225
 7.00% 2005 (Preref. 2002)
MedStar Health, Inc. Issue, Multimodal Rev. Bonds
 (Georgetown University Hospital and Washington
 Hospital Center Projects):
 Series 2001B, 6.625% 2031 (Put 2005)                                                      4,000        4,191
 Series 2001D, 6.875% 2031 (Put 2007)                                                      5,000        5,336
Redev. Land Agcy., Sports Arena Special Tax Rev.                                             785          787
 Bonds, Series 1996, 5.625% 2010


Florida  -  4.51%
Arbor Greene Community Dev. Dist. (City of Tampa,
 Hillsborough County), Special Assessment Rev. Bonds:
 Series 1996, 7.60% 2018                                                                     915          981
 Series 1998, 5.75% 2006                                                                     375          379
 Series 2000, 6.50% 2007                                                                     805          825
Capital Region Community Dev. Dist. (Tallahassee),                                         1,000        1,021
 Capital Improvement Rev. Bonds, Series 2001A-2,
 6.85% 2031
Championsgate Community Dev. Dist., Capital                                                1,515        1,487
 Improvement Rev. Bonds, Series 1998B, 5.70% 2005
The Crossings at Fleming Island Community Dev.
 Dist. (Clay County), Special Assessment Bonds:
 Series 1995, 8.25% 2016 (Preref. 2005)                                                    1,020        1,201
 Series 2000C,  7.10% 2030                                                                 7,000        7,418
Fishhawk Community Dev. Dist. (Hillsborough County),                                       3,000        3,068
 Special Assessment Rev. Bonds, Series 2000, 6.65% 2007
Fleming Island Plantation Community Dev. Dist.                                             3,000        3,227
 (Clay County), Series 2000B (Long Term), 7.375% 2031
The Groves Community Dev. Dist. (Pasco County),                                            1,170        1,192
 Special Assessment Rev. Bonds, Series 2000B, 7.625% 2008
Harbor Bay Community Dev. Dist. (Hillsborough                                              1,500        1,508
 County), Capital Improvement Rev. Bonds,
 Series 2001B, 6.35% 2010
Harbour Lake Estates Community Dev. Dist. (Miramar),                                       3,500        3,538
 Special Assessment Bonds, Series 2001, 6.40% 2006
Heritage Harbor Community Dev. Dist. Rev.                                                  1,475        1,481
 Bonds, Series B, 6.00% 2003
Heritage Palms Community Dev. Dist. (Fort Myers),
 Capital Improvement Rev. Bonds:
 Series 1998, 5.40% 2003                                                                     850          848
 Series 1999, 6.25% 2004                                                                   3,470        3,513
Heritage Pines Community Dev. Dist. (Pasco County),                                        2,550        2,528
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                      1,540        1,556
 Capital Improvement Rev. Bonds, Series 1999B, 6.25% 2005
Lake Ashton Community Dev. Dist. (City of Lake Wales,
 Polk County), Capital Improvement Rev. Bonds:
 Series 2001A, 7.40% 2032                                                                  1,000        1,025
 Series 2001B, 6.40% 2011                                                                  2,750        2,792
Lake Powell Residential Golf Community Dev. Dist.                                          3,720        3,788
 (Bay County), Special Assessment Rev. Bonds,
 Series 2000B, 7.00% 2010
Lakewood Ranch Community Dev. Dist. 5 (Manatee County),                                    1,250        1,246
 Special Assessment Rev. Bonds, Series 2001B, 6.00% 2011
Lee County Industrial Dev. Auth., Healthcare Facs.
 Rev. Bonds:
 Series 1997A (Cypress Cove at Healthpark Florida,
 Inc. Project):
  5.80% 2006                                                                               1,005        1,019
  6.25% 2017                                                                               5,550        5,092
 Series 1999A (Shell Point/Alliance Obligated
 Group, Shell Point Village Project):
  5.25% 2006                                                                               1,150        1,163
  5.50% 2010                                                                               1,500        1,495
  5.75% 2012                                                                               1,360        1,365
  5.75% 2013                                                                               1,840        1,839
  5.75% 2015                                                                               1,575        1,549
  5.50% 2021                                                                               1,550        1,395
  5.50% 2029                                                                               2,000        1,757
Marshall Creek Community Dev. Dist. (St. Johns County),
 Special Assessment Bonds:
 Series 2000A, 7.65% 2032                                                                  4,000        4,219
 Series 2000B, 6.75% 2007                                                                  2,080        2,146
Meadow Pointe II, Community Dev. Dist. (Pasco County),
 Capital Improvement Rev. Bonds:
 Series 1998A, 5.25% 2003                                                                    160          161
 Series 1998B, 5.50% 2005                                                                    845          849
Meadow Pointe III, Community Dev. Dist. (Pasco County),                                    1,480        1,491
 Capital Improvement Rev. Bonds, Series 2001-1,
 5.90% 2006
Miami-Dade County Health Facs. Auth., Hospital Rev.                                        5,495        6,020
 Ref. Bonds, Series 2001A (Miami Children's Hospital
 Project), AMBAC Insured, 5.625% 2016
Mid-Bay Bridge Auth., Rev. Ref. Bonds:
 Series 1991B, 8.50% 2022 (Subject to Crossover                                            2,000        2,069
 Refunding)
 Series 1993D, 6.10% 2022                                                                    500          518
North Broward Hospital Dist., Improvement Rev.                                             2,500        2,613
 Bonds, Series 2001, 6.00% 2031
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement Bonds:
 Unit of Dev. No. 9A, Series 1996A:
  6.80% 2006                                                                                 910          988
  7.30% 2027                                                                               1,500        1,613
 Unit of Dev. No. 9B, Series 1999:
  5.85% 2013                                                                                 950          977
  6.00% 2029                                                                               2,200        2,226
North Springs Improvement Dist. Special Assessment                                           220          222
 Bonds (Parkland Isles Project), Series 1997B,
 6.25% 2005
City of Orlando, Special Assessment Rev. Bonds
 (Conroy Road Interchange Project), Series 1998A:
 5.50% 2010                                                                                1,000          999
 5.80% 2026                                                                                2,000        1,920
River Ridge Community Dev. Dist. (Lee County),                                               700          707
 Capital Improvement Rev. Bonds, Series 1998, 5.75% 2008
Sampson Creek Community Dev. Dist. (St. Johns County),                                     2,750        2,825
 Capital Improvement Rev. Bonds, Series 2000A,
 6.95% 2031
Stoneybrook West Community Dev. Dist. (City of
 Winter Garden, Orange County), Special Assessment
 Rev. Bonds:
 Series 2000A, 7.00% 2032                                                                  1,775        1,829
 Series 2000B, 6.45% 2010                                                                  2,060        2,114
Vista Lakes Community Dev. Dist. (City of Orlando),                                        1,615        1,632
 Capital Improvement Rev. Bonds, Series 2000B, 6.35% 2005
Waterlefe Community Dev. Dist. (Manatee County), Capital
 Improvement Rev. Bonds:
 Series 2001A, 6.95% 2031                                                                    500          511
 Series 2001B, 6.25% 2010                                                                  1,620        1,639


Georgia  -  1.82%
G.O. Bonds, Series 2001B, 5.25% 2016                                                      10,000       10,651
Municipal Electric Auth.:
 General Power Rev. Bonds, Series X, 6.50% 2012                                            1,215        1,395
 Project One Senior Bond, Fourth Crossover Series,                                         5,700        6,678
 MBIA Insured, 6.50% 2012
City of Atlanta:
 Airport Facs. Rev. Ref. Bonds, Series 1994A, AMBAC                                        1,000        1,169
 Insured, 6.50% 2009
 Fulco Hospital Auth., Rev. Anticipation
 Certificates, Georgia Baptist Health Care System
 Project:
  Series 1992A (Preref. 2002):
   6.40% 2007                                                                              1,000        1,058
   6.25% 2013                                                                              2,100        2,216
   6.375% 2022                                                                             1,595        1,685
  Series 1992B, 6.375% 2022 (Preref. 2002)                                                   610          645
 Water and Wastewater Rev. Bonds, Series 1999, FGIC                                        8,500        9,375
 Insured, 5.50% 2022
Housing Auth. of the County of DeKalb, Multi-family                                        6,000        6,100
 Housing Rev. Ref. Bonds (The Park at Briarcliff
 Apartments Project), Series 1998A, 4.55% 2028
 (Put 2008)


Hawaii  -  0.47%
G.O. Bonds of 1997, Series CN, FGIC Insured, 5.25% 2013                                    3,000        3,176
City and County of Honolulu:
 G.O. Bonds:
  Ref. and Improvement Series, 1993B:
   5.00% 2013                                                                              1,370        1,459
   5.00% 2013 (Escrowed to Maturity)                                                         630          677
  Series 2001A, FSA Insured, 5.375% 2012                                                   2,000        2,188
 Wastewater System Rev. Bonds (First Bond
 Resolution), Senior Series 2001, AMBAC Insured:
 5.50% 2015                                                                                1,875        2,037
 5.50% 2016                                                                                1,000        1,080


Illinois  -  10.96%
G.O. Bonds, Illinois FIRST, Series of May 2001,                                            2,000        2,214
 FSA Insured, 5.50% 2016
Build Illinois Bonds (Sales Tax Rev. Bonds),
 Illinois FIRST:
 Series of March 2001, 5.50% 2016                                                          3,000        3,239
 Series of June 2001:
  5.50% 2016                                                                               7,470        8,065
  5.50% 2017                                                                               8,000        8,591
Civic Center Bonds (Special State Obligation                                               6,500        7,544
 Bonds), Series 1991, AMBAC Insured, 6.25% 2020
Dev. Fin. Auth., Rev. Bonds, Series 1998A                                                  5,120        5,622
 (Provena Health), MBIA Insured, 5.50% 2010
Educational Facs. Auth., Rev. Bonds:
 MJH Education Assistance Illinois III                                                     1,500        1,583
 LLC, Series 1999D, AMBAC Insured, 5.45% 2014
 Wesleyan University, Series 1993, 5.625% 2018                                             1,490        1,535
Health Facs. Auth.:
 Rev. Bonds:
  Advocate Health Care Network:
   Series 1998A:
    5.00% 2007                                                                               700          740
    5.00% 2007 (Escrowed to Maturity)                                                        920          992
    5.00% 2008                                                                               810          853
    5.00% 2008 (Escrowed to Maturity)                                                      1,060        1,143
    4.50% 2009                                                                               840          851
    4.50% 2009 (Preref. 2008)                                                              1,090        1,152
    4.625% 2010                                                                            1,310        1,329
    4.625% 2010 (Preref. 2008)                                                             1,690        1,799
   Series 1998B:
    4.875% 2013                                                                            2,130        2,155
    4.875% 2013 (Preref. 2008)                                                               330          357
    MBIA Insured, 5.25% 2018                                                               2,115        2,172
    MBIA Insured, 5.25% 2018 (Preref. 2008)                                                  385          424
  Alexian Brothers Health System, Series
 1999, FSA Insured:
   5.00% 2008                                                                              1,230        1,305
   5.25% 2012                                                                              6,960        7,389
   5.00% 2025                                                                              2,000        1,963
   5.125% 2028                                                                             2,000        1,991
  Centegra Health System, Series 1998:
   5.50% 2008                                                                              1,640        1,724
   5.50% 2009                                                                              2,290        2,407
   5.50% 2010                                                                              2,440        2,554
   5.20% 2012                                                                              2,200        2,226
   5.25% 2013                                                                              2,430        2,448
   5.25% 2018                                                                              5,050        4,887
  The Children's Memorial Hospital, Series
 1999A, AMBAC Insured:
   5.75% 2010                                                                              1,835        2,049
   5.75% 2011                                                                              1,690        1,875
  Edward Hospital Association Project,                                                     1,000        1,040
 Series 1992, 7.00% 2022 (Preref. 2002)
  Edward Hospital Obligated Group, Series
 2001A, FSA Insured:
   5.50% 2012                                                                              2,545        2,796
   5.50% 2017                                                                              1,500        1,591
  Friendship Village of Schaumburg,                                                        3,675        3,078
 Series 1997A, 5.25% 2018
  Lutheran Senior Ministries Obligated Group                                               2,000        2,002
 - Lutheran Hillside Village Project,
 Series 2001A, 7.375% 2031
  Northwestern Memorial Hospital,                                                          2,000        2,086
 Series 1994A, 6.00% 2024
  OSF Healthcare System:
   Series 1993, 5.75% 2007                                                                 5,760        6,060
   Series 1999, 6.25% 2019                                                                 4,500        4,796
  Riverside Health System, Series 2000,                                                    2,500        2,756
 6.85% 2029
  Sherman Health Systems, Series 1997,                                                     2,595        2,798
 AMBAC Insured, 5.50% 2010
  Hospital Sisters Services, Inc. - Obligated                                              4,000        4,311
 Group, Series 1998A, MBIA Insured, 5.25% 2008
 Rev. Ref. Bonds:
  Advocate Health Care Network, Series 1997A:
   5.50% 2008                                                                              1,000        1,083
   5.80% 2016                                                                              8,000        8,447
  Edward Hospital Project, Series 1993A:
   5.75% 2009                                                                              1,550        1,622
   6.00% 2019                                                                              1,435        1,471
  Fairview Obligated General Project, 1995 Series A:

   6.50% 2006                                                                                770          795
   7.40% 2023                                                                              3,000        3,018
 Rev. and Rev. Ref. Bonds:
  Evangelical Hospitals Corp., Series C,                                                   4,000        4,676
 6.25% 2022 (Escrowed to Maturity)
  Lutheran General Health, Series C,                                                       2,705        2,923
 6.00% 2018
Housing Dev. Auth., Multi-family Housing                                                   1,490        1,544
 Bonds, 1992 Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth.,
 McCormick Place Expansion Project Bonds:
 Series 1992A, 6.50% 2027 (Preref. 2003)                                                   3,910        4,248
 Ref. Bonds, Series 1996A, MBIA Insured, 0% 2024                                          10,000        2,958
City of Chicago:
 G.O. Bonds, Series 1999, FGIC Insured:
  City Colleges of Chicago Capital                                                         7,700        3,824
 Improvement Project, 0% 2016
  Emergency Telephone System, Ref. Bonds,                                                  2,000        2,120
 5.25% 2020
 Chicago O'Hare International Airport,
 Special Fac. Rev. Ref. Bonds:
  Series 1994 (American Airlines, Inc.                                                     2,750        3,069
 Project), 8.20% 2024
  Series 1999A (United Air Lines, Inc.                                                    14,605       13,257
 Project), 5.35% 2016
 Metropolitan Water Reclamation Dist.
 of Greater Chicago, Series B:
  Capital Improvement Bonds, 5.25% 2004                                                    5,000        5,351
  Ref. Bonds, 5.30% 2005                                                                   5,325        5,771
 School Reform Board of Trustees of the Board
 of Education of the City of Chicago,
 Unlimited Tax G.O. Bonds:
  Series 1997A, AMBAC Insured:
   0% 2011                                                                                 2,745        1,754
   Capital Appreciation Bonds, 0% 2015                                                     3,245        1,637
  Dedicated Tax Rev., AMBAC Insured:
   Series 1997, 6.75% 2012                                                                 1,000        1,222
   Series 1997A, 0% 2014                                                                   7,085        3,799
   Series 1998B, FGIC Insured, 0% 2014                                                     2,000        1,072
 Skyway Toll Bridge Ref. Rev. Bonds, Series
 1994 (Preref. 2004):
  6.50% 2010                                                                              13,250       14,571
  6.75% 2014                                                                               6,500        7,184
 Tax Increment Allocation Bonds (Central Loop
 Redev. Project), Capital Appreciation Bonds,
 Series 2000A, AMBAC Insured:
  0% 2007                                                                                  7,000        5,505
  0% 2008                                                                                  7,000        5,227
 Water Rev. Bonds, Series 1997, FGIC Insured,                                              3,500        1,884
 0% 2014
County of Cook, G.O. Capital Improvement Bonds,                                            4,000        4,777
 Series 1996, FGIC Insured, 6.50% 2011
Regional Transportation Auth., Cook, Du Page,                                              4,500        6,023
 Kane, Lake, McHenry and Will Counties, G.O.
 Bonds, Series 1994D, FGIC Insured, 7.75% 2019
Township High School Dist. Number 205, Cook                                                4,730        3,532
 County (Thornton), G.O. Limited Capital
 Appreciation Bonds, Series 1998D, FSA Insured, 0% 2008
University of Illinois, Cert. of Part.,                                                    3,530        3,774
 Series A, AMBAC Insured, 5.375% 2015


Indiana  -  3.71%
State Dev. Fin. Auth.:
 Pollution Control Rev. Bonds (Inland Steel Co.                                            2,500        1,397
 Project No. 12), 6.85% 2012
 Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011                                     4,000        2,135
Educational Facs. Auth., Educational Facs. Rev.                                            1,000        1,025
 Bonds (University of Evansville Project),
 Series 1996, 5.25% 2005
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
 Charity Obligated Group:
  Series 1997D, 5.00% 2026 (Preref. 2007)                                                 15,010       16,227
  Series 1999D, 5.25% 2016                                                                 3,000        3,089
 Clarian Health Partners, Inc., Series 1996A:
  MBIA Insured, 5.25% 2008                                                                 1,700        1,831
  MBIA Insured, 5.50% 2016                                                                 4,000        4,198
  5.50% 2016                                                                              10,250       10,562
 Holy Cross Health System Corp., Series 1998,                                              7,095        7,666
 MBIA Insured, 5.375% 2010
 The Methodist Hospitals, Inc., Series 2001, 5.50% 2031                                    2,000        2,006
 Sisters of St. Francis Health Services, Inc.                                              1,000        1,069
 Project, Series 1997A, MBIA Insured, 5.00% 2008
Housing Fin. Auth., Single Family Mortgage Ref.                                            1,275        1,324
 Rev. Bonds, 1992 Series A, 6.75% 2010
State Office Building Commission, Correctional                                             8,490       10,036
 Facs. Program Rev. Bonds, Series 1995B,
 AMBAC Insured, 6.25% 2012
Transportation Fin. Auth., Airport Facs.
 Lease Rev. Bonds, Series A:
 6.50% 2007                                                                                1,160        1,217
 6.50% 2007 (Preref. 2002)                                                                 3,755        4,001
 6.75% 2011 (Preref. 2002)                                                                 2,400        2,564
Boone County Hospital Association, Lease Rev.                                              1,255        1,332
 Bonds, Series 2001, FGIC Insured, 5.00% 2010
City of East Chicago, Pollution Control Rev.                                               3,000        1,893
 Ref. Bonds, Inland Steel Co. Project No.11,
 Series 1994, 7.125% 2007
Hospital Auth. of the City of Fort Wayne, Rev.
 Bonds (Parkview Memorial Hospital Inc. Project),
 Series 1992:
 6.375% 2013 (Preref. 2002)                                                                4,000        4,259
 6.40% 2022 (Preref. 2002)                                                                 2,000        2,130
Marion County, Convention and Recreational Facs.                                           3,370        3,638
 Auth., Excise Taxes Lease Rental Rev. Ref.
 Senior Bonds, Series 2001A, MBIA Insured, 5.50% 2015


Iowa  -  0.99%
Fin. Auth.:
 Econ. Dev. Rev. Bonds (Foundation for Affordable                                          1,500        1,587
 Housing Project), Series 2000A, FNMA Insured,
 5.65% 2033 (Put 2013)
 Hospital Rev. Bonds (Mercy Medical Center Project),
 Series 1999, FSA Insured:
  5.50% 2011                                                                               1,420        1,554
  5.60% 2012                                                                               1,375        1,504
 Rev. and Ref. Bonds:
  Mercy Health Services Obligated Group, 1997                                                590          629
 Series V, 5.00% 2010 (Escrowed to Maturity)
  Trinity Health Credit Group, Series 2000B,                                               5,000        5,482
 AMBAC Insured, 6.00% 2027
 Rev. Bonds (Catholic Health Initiatives),                                                 3,000        3,197
 Series 2000A, 6.00% 2018
 Single Family Mortgage Bonds, 1997 Series F,                                              1,840        1,909
 5.55% 2016
Polk County, Catholic Health Initiatives,
 Rev. Bonds, Series 1997A:
 5.50% 2007                                                                                1,520        1,641
 5.125% 2011                                                                               1,500        1,556
 5.125% 2012                                                                               3,170        3,262


Kentucky  -  1.32%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare,
 Inc.), MBIA Insured:
  Series 2000, 6.50% 2020                                                                  8,500        8,952
  Series 2000, 6.625% 2028                                                                 5,500        5,811
  Series 2000A, 6.125% 2010                                                                2,000        2,138
 Hospital System Ref. and Improvement Rev. Bonds
 (Appalachian Regional Healthcare, Inc. Project),
 Series 1997:
  5.20% 2004                                                                               1,540        1,457
  5.60% 2008                                                                                 630          561
  5.60% 2009                                                                               3,305        2,878
  5.70% 2010                                                                                 490          422
  5.75% 2011                                                                               2,190        1,856
  5.85% 2017                                                                               2,000        1,572
City of Ashland, Pollution Control Ref. Rev. Bonds,                                        3,750        4,023
 Series 1999 (Ashland Inc. Project), 5.70% 2009

Louisiana  -  4.29%
Health Education Auth. (Lambeth House Project):
 Rev. Bonds, Series 1996, 9.00% 2026 (Preref. 2006)                                        9,000       11,483
 Rev. Ref. Bonds, Series 1998A:
  5.50% 2010                                                                               5,505        5,091
  6.15% 2018                                                                               2,000        1,777
  6.20% 2028                                                                               3,950        3,395
Public Facs. Auth., Hospital Rev. Ref. Bonds
 (Franciscan Missionaries of Our Lady Health
 System Project), Series 1998A, FSA Insured:
 5.75% 2014                                                                                3,495        3,923
 5.75% 2015                                                                                3,825        4,286
 5.75% 2018                                                                                4,000        4,433
Jefferson Parish Hospital Services:
 Dist. No. 1, Parish of Jefferson (West Jefferson
 Medical Center), Hospital Rev. Bonds, Series
 1998A, FSA Insured:
  5.25% 2011                                                                               2,070        2,220
  5.25% 2012                                                                               1,930        2,055
 Dist. No. 2, Parish of Jefferson, Hospital                                                2,000        2,164
 Rev. Bonds, Series 1998, FSA Insured, 5.25% 2011
Lake Charles Harbor and Terminal Dist., Port                                              24,000       25,647
 Facs. Rev. Ref. Bonds (Trunkline LNG Co.
 Project), Series 1992, 7.75% 2022
Local Government Environmental Facs. And                                                  11,500       13,936
 Community Dev. Auth., Rev. Bonds (Capital
 Projects and Equipment Acquisition Program),
 Series 2000A, AMBAC Insured, 6.30% 2030
Parish of West Feliciana, Pollution Control
 Rev. Bonds (Gulf States Utilities Co. Project):
 Gulf States Utilities Co. Project, Series                                                 2,000        2,055
 1985B, 9.00% 2015
 Entergy Gulf States, Inc. Project, Series                                                13,500       14,019
 1999A, 5.65% 2028 (Put 2004)

Maine  -  0.25%
Health and Higher Educational Facs. Auth.,
 Rev. Bonds, Piper Shores Issue, Series 1999A:
 7.50% 2019                                                                                3,000        3,031
 7.55% 2029                                                                                2,575        2,596


Maryland  -  1.13%
Community Dev. Administration, Dept. of Housing                                            5,815        6,167
 and Community Dev., Single Family Program Bonds,
 1997 First Series, 5.25% 2005
Health and Higher Educational Facs. Auth.:
 First Mortgage Rev. Bonds, PUMH of Maryland,                                              2,400        2,208
 Inc. Issue (Heron Point of Chestertown),
 Series 1998A, 5.75% 2019
 Rev. Bonds, Howard County General Hospital
 Issue, Series 1993 (Escrowed to Maturity):
  5.50% 2013                                                                               2,000        2,133
  5.50% 2021                                                                               1,225        1,282
Anne Arundel County, Special Obligation Bonds:
 Arundel Mills Project, Series 1999, 7.10% 2029                                            5,750        6,226
 National Business Park Project, Series 2000,                                              1,000        1,089
 7.375% 2028
Calvert County, Econ. Dev. Rev. Bonds                                                      2,500        2,959
 (Asbury-Solomons Island Fac.), Series 1995,
 8.625% 2024 (Preref. 2005)
Frederick County, Special Obligation Bonds                                                 2,500        2,563
 (Urbana Community Dev. Auth.), Series 1998,
 6.625% 2025
Prince George's County, Hospital Rev. Bonds,                                                 750          794
 Dimensions Health Corp. Issue, Series 1992,
 7.25% 2017 (Preref. 2002)


Massachusetts  -  0.89%
Massachusetts Bay Transportation Auth., General                                            5,000        5,851
 Transportation System Bonds, 1994 Series A Ref.
 Bonds, 7.00% 2007
Health and Educational Facs. Auth., Rev. Bonds,
 Partners HealthCare System Issue:
 Series B, 5.25% 2029                                                                      2,000        1,978
 Series C:
  6.00% 2015                                                                               1,335        1,469
  6.00% 2016                                                                               1,520        1,662
  5.75% 2032                                                                               2,000        2,065
Turnpike Auth., Metropolitan Highway System Rev.                                           5,500        5,368
 Bonds, Series 1999A, AMBAC Insured, 5.00% 2039
The New England Loan Marketing Corp., Student                                              1,500        1,534
 Loan Ref. Bonds, 1993 Series G, 5.20% 2002


Michigan  -  4.49%
Building Auth., 2001 Rev. Ref. Bonds, Series I                                             3,000        3,251
 (Facs. Program), 5.50% 2016
Hospital Fin. Auth.:
 Hospital Rev. Bonds:
  The Detroit Medical Center Obligated Group,
 Series 1998A:
   5.00% 2013                                                                              1,000          911
   5.00% 2014                                                                              1,525        1,375
   5.25% 2028                                                                              3,000        2,556
  Henry Ford Health System, Series 1999A:
   5.70% 2011                                                                              2,985        3,246
   5.80% 2012                                                                              1,075        1,169
 Hospital Rev. Ref. Bonds:
  Daughters of Charity, National Health System,                                            1,180        1,248
 5.50% 2005 (Escrowed to Maturity)
  The Detroit Medical Center Obligated Group:
   Series 1993A, 6.375% 2009                                                               2,000        2,046
   Series 1993B, AMBAC Insured, 5.00% 2006                                                 1,000        1,061
  Genesys Health System Obligated Group,
 Series 1995A:
   7.10% 2002 (Escrowed to Maturity)                                                         285          299
   7.20% 2003 (Escrowed to Maturity)                                                       1,000        1,091
   8.00% 2005 (Escrowed to Maturity)                                                       8,880       10,512
   8.10% 2013 (Preref. 2005)                                                               5,000        6,026
   8.125% 2021 (Preref. 2005)                                                              4,500        5,428
   7.50% 2027 (Preref. 2005)                                                               4,520        5,265
  Hackley Hospital Obligated Group, Series 1998A:
   5.00% 2008                                                                              1,215        1,202
   5.30% 2013                                                                              2,400        2,305
  McLaren Obligated Group, Series 1993A,                                                   2,985        3,044
 5.375% 2013
  Pontiac Osteopathic, Series 1994A:
   5.375% 2006                                                                               850          844
   6.00% 2014                                                                              2,545        2,465
   6.00% 2024                                                                              4,775        4,328
  Sinai Hospital of Greater Detroit, Series 1995:
   6.00% 2008                                                                              2,000        1,994
   6.625% 2016                                                                             3,190        3,235
 Variable Rate Rev. Bonds (Ascension Health
Credit Group):
  Series 1999B-3, 5.30% 2033 (Put 2006)                                                    2,000        2,091
  Series 1999B-4, 5.375% 2033 (Put 2007)                                                   3,000        3,144
Housing Dev. Auth., Rental Housing Rev. Bonds,                                             1,600        1,657
 1994 Series A, 6.20% 2003
Municipal Bond Auth., Public School Academy Facs.
 Program Rev. Bonds:
 Detroit Academy of Arts and Sciences Project,
 Series 2001A:
  7.90% 2021                                                                               1,000        1,016
  8.00% 2031                                                                               1,000        1,016
 YMCA Service Learning Academy Project,                                                    4,150        4,218
 Series 2001, 7.75% 2031
Strategic Fund, Limited Obligation Ref. Rev.                                               1,000        1,046
 Bonds (Detroit Edison Co. Pollution Control
 Bonds Project), Series 1995CC, AMBAC Insured,
 4.85% 2030 (Put 2011)
Trunk Line Fund Bonds, Series 2001A, 5.50% 2015                                            4,000        4,345
City of Detroit:
 G.O. Rev. Bonds (Unlimited Tax), Series 1995B:
  7.00% 2004                                                                               2,500        2,718
  6.25% 2008                                                                               1,730        1,862
  6.25% 2009                                                                               1,195        1,280
  6.25% 2010                                                                               1,250        1,334
 Downtown Dev. Auth., Tax Increment Bonds (Dev.                                            2,900        3,320
 Area No. 1 Projects), Series 1996C, 6.20% 2017
 (Preref. 2006)
 School Dist. of the City of Detroit, Wayne County,                                        1,955        2,060
 School Building and Site Improvement Ref. Bonds,
 Series 1998C, FGIC Insured, 5.25% 2025
City of Flint, Hospital Building Auth. (Hurley
 Medical Center):
 Rev. Ref. Bonds, Series 1998A, 5.25% 2016                                                 1,250        1,160
 Rev. Rental Bonds, Series 1998B, 5.375% 2028                                              1,000          876
City of Royal Oak, Hospital Fncg. Auth., Hospital                                          3,000        3,022
 Rev. Ref. Bonds (William Beaumont Hospital),
 Series 1993G, 5.25% 2019


Minnesota  -  0.26%
Housing Fin. Agcy., Single Family Mortgage Bonds,                                          1,765        1,843
 1994 Series E, 5.60% 2013
City of Minneapolis, G.O. Various Purpose Bonds,                                           4,000        4,025
 Series 2000, 5.00% 2001


Mississippi  -  0.38%
Development Bank, Special Obligation Bonds (Capital                                        7,500        7,561
 Projects and Equipment Acquisition Program), Series
 2001A, AMBAC Insured, 5.00% 2031
Hospital Equipment and Facs. Auth., Rev. Bonds,                                            1,000        1,043
 Series 2000 (Forrest County General Hospital
 Project), FSA Insured, 5.50% 2027


Nebraska  -  0.01%
City of Kearney, Industrial Dev. Rev. Bonds (The                                           2,750          330
 Great Platte River Road Memorial Foundation
 Project), Series 1998, 6.75% 2028


Nevada  -  2.41%
Housing Division, Single Family Mortgage Bonds,                                              755          761
 1999 Series A-1, 4.75% 2012
Clark County:
 G.O. (Limited Tax) Bond Banks Bonds, Series 2001,                                         3,000        3,238
 FGIC Insured, 5.50% 2016
 Special Improvement Dist. No. 121 (Southern
 Highlands Area), Local Improvement Bonds,
 Series 1999:
  7.00% 2009                                                                               2,500        2,697
  7.50% 2019                                                                              14,000       15,028
 Special Improvement Dist. No. 132 (Summerlin                                              2,235        2,295
 South Area (Villages 15A and 18)), Local
 Improvement Bonds, Series 2001, 6.75% 2021
City of Henderson:
 Health Fac. Rev. Bonds (Catholic Healthcare                                               7,000        6,105
 West), 1998 Series A, 5.375% 2026
 Local Improvement Dist. No. T-4C (Green Valley
 Properties), Limited Obligation Ref. Bonds,
 1999 Series A:
  5.65% 2009                                                                               1,495        1,540
  5.75% 2013                                                                               3,990        3,954
  5.90% 2018                                                                               2,990        2,934
City of Las Vegas:
 G.O. (Limited Tax) Sewer and Flood Control                                                2,855        3,063
 Bonds, Series 2001, FGIC Insured, 5.375% 2015
 Special Improvement Dist. No. 808 (Summerlin
 Area), Local Improvement Bonds, Series 2001:
  6.375% 2014                                                                              2,080        2,139
  6.75% 2021                                                                               4,500        4,622
Las Vegas Monorail Project Rev. Capital                                                    3,545        2,485
 Appreciation Bonds, 1st Tier Series 2000,
 AMBAC Insured, 0% 2010
Truckee Meadows Water Auth., Water Rev. Bonds,                                             3,105        3,340
 Series 2001A, FSA Insured, 5.50% 2016


New Jersey  -  2.00%
Econ. Dev. Auth.:
 Econ. Dev. Bonds, Kapkowski Road Landfill
 Reclamation Improvement Dist. Project (City
of Elizabeth), Series 1998A:
  6.375% 2018                                                                              1,000        1,058
  6.375% 2031                                                                              7,500        7,908
 First Mortgage Rev. Fixed-Rate Bonds:
  Fellowship Village Project, Series 1995A,                                                7,000        8,434
 9.25% 2025 (Preref. 2005)
  Winchester Gardens at Ward Homestead
 Project, Series 1996A:
   8.50% 2016                                                                              4,000        4,296
   8.625% 2025                                                                             3,500        3,762
 First Mortgage Rev. Ref. Bonds (Fellowship
 Village Project), Series 1998A:
  4.95% 2005                                                                               1,230        1,242
  5.50% 2018                                                                               2,295        2,188
  Tax-Exempt Term Bonds, 5.50% 2025                                                        3,000        2,767
 Retirement Community Rev. Bonds (Seabrook                                                 6,000        6,288
 Village, Inc. Fac.), Series 2000A, 8.25% 2030
Housing and Mortgage Fin. Agcy., Section 8
 Bonds, 1991 Series A:
 6.80% 2005                                                                                2,570        2,628
 6.85% 2006                                                                                2,500        2,557
Gloucester County Improvement Auth., Solid                                                 1,585        1,802
 Waste Resource Recovery Rev. Ref. Bonds (Waste
 Management, Inc. Project), Series 1999A,
 6.85% 2029 (Put 2009)


New York  -  5.82%
Dormitory Auth.:
 Center for Nursing/Rehabilitation, Inc. Rev.                                              2,100        2,218
 Bonds, FHA Insured, 5.45% 2017
 City University System Consolidated Third                                                 2,000        2,224
 General Resolution Rev. Bonds, 1998 Series
 2, AMBAC Insured, 5.50% 2008
 Edgar Health Care Center (Nursing Home)                                                   2,375        2,434
 Rev. Bonds, FHA Insured, 4.90% 2013
 Mental Health Services Facs. Improvement Rev. Bonds:
  Series 1997A, 6.00% 2007                                                                 1,750        1,984
  Series 1997B:
   6.00% 2007                                                                              2,490        2,823
   6.00% 2007 (Preref. 2007)                                                                  10           12
   5.60% 2008                                                                              1,300        1,445
  Series 1998B:
   5.375% 2009                                                                             1,270        1,397
   5.00% 2010                                                                              1,495        1,606
   5.00% 2010                                                                              1,530        1,644
  Series 1998C, 5.00% 2010                                                                 1,760        1,891
 Secured Hospital:
  Rev. Bonds (Interfaith Medical Center),                                                  2,000        2,169
 Series 1998D, 5.25% 2007
  Rev. Ref. Bonds:
   Bronx-Lebanon Hospital Center, Series 1998E,                                            8,520        8,963
 MBIA Insured, 5.20% 2014
   Brookdale Hospital, Series 1998J, 5.125% 2009                                           2,500        2,707
 State University Educational Facs.:
  Rev. Bonds:
   Series 1990B, 7.50% 2011                                                                1,160        1,399
   Series 1990B, 7.50% 2011 (Preref. 2010)                                                   560          713
   Series 1997, 6.00% 2007                                                                 3,000        3,394
  Rev. Ref. Bonds, Series 1990A, 7.50% 2013                                                3,500        4,546
 St. Luke's-Roosevelt Hospital Center, Mortgage                                            5,000        5,281
 Hospital Rev. Bonds, Series 2000A, FHA Insured,
 5.75% 2021
Housing Fin. Agcy.:
 Health Facs. Rev. Bonds (New York City), 1996                                             3,000        3,339
 Series A Ref., 6.00% 2006
 Service Contract Obligation Rev. Ref. Bonds,                                              1,750        1,891
 Series 1997C, 5.20% 2010
Local Government Assistance Corp.:
 Series 1991C, Capital Appreciation Bonds, 0% 2005                                         5,000        4,482
 Series 1991D:
  7.00% 2011 (Preref. 2002)                                                                2,000        2,093
  6.75% 2021 (Preref. 2002)                                                                1,350        1,411
State Medical Care Facs. Fin. Agcy.:
 Hospital Insured Mortgage Rev. Bonds, 1994 Series
A Ref., FHA Insured:
  5.10% 2010                                                                               2,095        2,185
  5.25% 2014                                                                               5,000        5,238
 Mental Health Services Facs. Improvement Rev.                                             1,000        1,009
 Bonds, 1993 Series D, 5.25% 2023
 St. Luke's-Roosevelt Hospital Center, FHA Insured                                        12,215       13,047
 Mortgage Rev. Bonds, 1993 Series A, 5.60% 2013
Urban Dev. Corp., Correctional Capital Facs.
 Rev. Bonds:
 Ref. Series 1993A, 5.30% 2005                                                             1,800        1,924
 Series 7, 5.25% 2009                                                                      1,375        1,495
Castle Rest Residential Health Care Fac., FHA                                              1,700        1,813
Insured Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
City of New York:
 G.O. Bonds:
  Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                                            470          494
  Fiscal 1992 Series H, 6.875% 2002                                                          155          158
  Fiscal 1995 Series F:
   6.60% 2010 (Preref. 2005)                                                               2,000        2,262
   6.625% 2025 (Preref. 2005)                                                              1,500        1,698
  Fiscal 1996 Series E, 6.50% 2006                                                         3,000        3,391
  Fiscal 1999 Series H, 5.00% 2029                                                         3,000        2,976
  Fiscal 2001 Series F:
   5.00% 2010                                                                              1,500        1,617
   5.25% 2011                                                                              6,260        6,866
  Fiscal 2001 Series H, 5.25% 2016                                                         3,510        3,703
 Transitional Fin. Auth., Future Tax Secured Bonds:
  Fiscal 1998 Series A, 5.00% 2027                                                         1,500        1,493
  Fiscal 1998 Series B, 4.50% 2027                                                         5,000        4,592
  Fiscal 1998 Series C, 5.00% 2018                                                         2,000        2,043
  Fiscal 1999 Series B, 4.75% 2023                                                         5,725        5,538
  Fiscal 2001 Series C, 5.375% 2015                                                        2,000        2,176
Suffolk County Industrial Dev. Agcy., Continuing                                           2,000        2,018
 Care Retirement Community Rev. Bonds (Peconic
 Landing at Southhold, Inc. Project), Series 2000,
 8.00% 2030
Triborough Bridge and Tunnel Auth., General                                                1,000        1,167
 Purpose and Rev. Bonds, Series Y, 6.00% 2012


North Carolina  -  2.59%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  6.00% 2006                                                                               3,120        3,367
  7.25% 2007                                                                               5,425        6,205
  7.00% 2008                                                                              10,720       12,283
  6.125% 2009                                                                              2,000        2,204
  6.00% 2022                                                                               2,000        2,144
  6.00% 2026                                                                               1,990        2,131
  MBIA Insured, 6.00% 2026                                                                 2,500        2,902
 Series 1993C, 5.00% 2021                                                                  2,300        2,154
 Ref. Series 1999B:
  5.55% 2014                                                                               1,800        1,865
  5.60% 2015                                                                               2,500        2,582
  5.65% 2016                                                                               2,000        2,060
  5.70% 2017                                                                               4,775        4,909
 Series 1999D, 6.75% 2026                                                                  3,500        3,856
Municipal Power Agcy. Number One (Catawba Electric
 Rev. Bonds):
 Series 1992, 6.25% 2017                                                                   2,000        2,082
 Series 1999A, MBIA Insured, 6.00% 2008                                                    3,935        4,422
County of Catawba, Hospital Ref. Rev. Bonds                                                1,000        1,044
 (Catawba Memorial Hospital Project), Series
 1999, AMBAC Insured, 4.60% 2010
County of New Hanover, Hospital Rev. Bonds                                                 1,995        2,167
 (New Hanover Regional Medical Center Project),
 Series 1999, MBIA Insured, 5.25% 2011


Ohio  -  0.42%
County of Knox, Hospital Facs. Ref. Rev. Bonds,                                            2,175        2,250
 Series 1998 (Knox Community Hospital), Asset
 Guaranty Insured, 4.60% 2007
County of Lorain, Health Care Facs. Rev. Ref.                                              2,000        1,758
 Bonds (Kendal at Oberlin), Series 1998A,
 5.25% 2021
County of Montgomery, Hospital Facs. Rev. Bonds
 (Kettering Medical Center Network Obligated
 Group), Series 1999:
 6.75% 2018                                                                                1,000        1,068
 6.75% 2022                                                                                1,000        1,051
County of Richland, Hospital Facs. Rev.
 Improvement Bonds (MedCentral Health
System Obligated Group), Series 2000B:
 6.375% 2022                                                                               1,250        1,294
 6.375% 2030                                                                               2,000        2,051


Oklahoma  -  0.50%
Health System Rev. Bonds, Baptist Medicine                                                 2,500        2,764
 Center of Oklahoma, Series 1995C, AMBAC
 Insured, 6.375% 2009
Industrial Auth., Health System Rev. Ref.                                                  2,500        2,830
 Bonds (Obligated Group consisting of INTEGRIS
 Baptist Medical Center, Inc., INTEGRIS South
 Oklahoma City Hospital Corp. and INTEGRIS Rural
 Health, Inc.), AMBAC Insured, 6.00% 2009
Industries Auth., Health Facs. Rev. Ref. Bonds                                             2,505        2,541
 (Sisters of Mercy Health System, St. Louis, Inc.),
 Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref.                                             3,000        3,036
 Bonds, St. John Medical Center Project,
 Series 1996, 5.375% 2017


Oregon  -  0.94%
City of Klamath Falls, Electric Rev. Ref. Bonds
 (Klamath Cogeneration Project), Series 1999:
 5.75% 2013                                                                                7,000        6,953
 5.875% 2016                                                                               3,500        3,465
 6.00% 2025                                                                               11,000       10,729


Pennsylvania  -  5.82%
Convention Center Auth., Ref. Rev. Bonds,                                                  8,240        8,591
 1994 Series A, 6.25% 2004
Higher Educational Facs. Auth.:
 Rev. Bonds (Thomas Jefferson University),
 1992 Series A:
  MBIA Insured, 6.625% 2009                                                                  375          396
  6.625% 2009 (Preref. 2002)                                                                 875          926
 UPMC Health System Rev. Bonds, Series 1999A,                                              2,000        2,148
 FSA Insured, 5.00% 2009
Housing Fin. Agcy., Rental House Ref. Bonds,
 FNMA Insured:
 Issue 1992, 6.50% 2023                                                                    2,000        2,062
 Issue 1993, 5.80% 2018                                                                    1,000        1,030
Housing Fin. Auth., Single Family Mortgage                                                 1,000        1,033
 Rev. Bonds, Series 1992-33, 6.85% 2009
Allegheny County, Cert. of Part. (ACJCT Fac.                                               2,150        2,165
 Holdings L.P.), AMBAC Insured, 5.00% 2019
Allegheny County Hospital Dev. Auth.:
 Health System Rev. Bonds, Catholic Health
 East Issue, Series 1998A, AMBAC Insured:
  5.50% 2008                                                                               1,000        1,099
  5.00% 2010                                                                               2,705        2,880
 UPMC Health System Rev. Ref. Bonds, Series                                                5,160        5,624
 1999B, AMBAC Insured, 5.25% 2008
Port Auth. of Allegheny County, Special Rev.                                               1,000        1,093
 Transportation Bonds, Ref. Series of 2001,
 FGIC Insured, 5.50% 2015
Chester County Health and Education Facs. Auth.,                                           4,150        4,160
 Health System Rev. Bonds (Jefferson Health
 System), Series 1997B, 5.375% 2027
Delaware County Auth., Rev. Bonds, Catholic                                                2,465        2,615
 Health Systems, Series A, AMBAC Insured, 5.00% 2010
Lehigh County, General Purpose Auth. Rev. Bonds                                            1,500        1,633
 (KidsPeace Obligated Group), 5.70% 2009
Montgomery County Industrial Dev. Auth.:
 Retirement Community Rev. Ref. Bonds (Adult                                               1,000        1,021
 Communities Total Services, Inc. Obligated
 Group), Series 1996A, 5.875% 2022
 Retirement Community Rev. Bonds (ACTS                                                    17,500       16,618
Retirement-Life Communities, Inc.
 Obligated Group), Series 1998, 5.25% 2028
City of Philadelphia, G.O. Ref. Bonds,                                                     3,300        3,238
 Series 1998, FGIC Insured, 4.75% 2020
Hospitals and Higher Education Facs.
 Auth. of Philadelphia:
 The Children's Hospital of Philadelphia
 Project, Rev. Bonds, Series A of 1992:
  6.50% 2009 (Preref. 2002)                                                                4,500        4,671
  6.50% 2021 (Preref. 2002)                                                                3,000        3,114
 Frankford Hospital, Series A (Escrowed
 to Maturity):
  6.00% 2014                                                                               3,705        3,932
  6.00% 2023                                                                               4,000        4,150
 Health System Rev. Bonds (Jefferson Health
 System), Series 1997A:
  5.50% 2006                                                                               2,285        2,440
  5.50% 2007                                                                               1,995        2,138
  5.50% 2008                                                                               2,000        2,144
  5.00% 2009                                                                               1,000        1,038
  5.00% 2010                                                                               1,000        1,034
  5.00% 2018                                                                               1,475        1,448
 Temple University Hospital Rev. Bonds:
  Series of 1983, 6.625% 2023                                                              2,000        2,000
  Series of 1993A, 6.50% 2008                                                             15,500       16,210
  Series of 1997, 5.70% 2009                                                               1,000          990
Philadelphia Auth. for Industrial Dev., Rev.                                               2,815        2,737
 Bonds (Cathedral Village Project), Series
 of 1998, 5.50% 2010
City of Pottsville Hospital Auth., Hospital                                                8,500        9,614
 Rev. Bonds (The Pottsville Hospital and Warne
 Clinic), Series of 1994, 7.25% 2024 (Preref. 2004)
Scranton-Lackawanna Health and Welfare Auth.,
 City of Scranton, Lackawanna County, Hospital
 Rev. Bonds (Moses Taylor Hospital Project),
 Series 1997:
 6.05% 2010                                                                                1,000          923
 6.15% 2012                                                                                2,245        2,027
 6.15% 2014                                                                                3,000        2,627
 6.20% 2017                                                                                3,000        2,560
Westmoreland County, Health Care Fac. Rev. Bonds                                           6,500        6,738
 (Redstone Presbyterian SeniorCare Obligated
 Group), Fixed Rate Rev. Bonds, Series 2000B,
 8.125% 2030


Rhode Island  -  0.44%
Depositors Econ. Protection Corp., Special
 Obligation Bonds, 1993 Series A:
 MBIA Insured, 5.75% 2012                                                                  4,850        5,546
 5.75% 2021                                                                                2,715        3,060
 5.75% 2021 (Escrowed to Maturity)                                                         1,210        1,364


South Carolina  -  1.53%
Florence County, Hospital Rev. Bonds,                                                      2,785        3,035
 McLeod Regional Medical Center Project,
 MBIA Insured, Series 1998A, 5.25% 2010
Lexington County Health Services Dist.
Inc., Hospital Rev. Ref. and Improvement
 Bonds, Series 1997, FSA Insured:
 5.50% 2007                                                                                2,000        2,210
 5.00% 2009                                                                                1,000        1,075
 5.125% 2021                                                                               2,000        2,023
Piedmont Municipal Power Agcy., Electric
Rev. Bonds:
 1991 Ref. Series, FGIC Insured, 6.25% 2021                                                4,640        5,471
 1999A Ref. Series, 5.25% 2015                                                             8,420        8,035
Tobacco Settlement Rev. Management Auth.,                                                 12,000       12,653
 Tobacco Settlement Asset-Backed Bonds,
 Series 2001B, 6.00% 2022


South Dakota  -  0.71%
Building Auth., Rev. Capital Appreciation Bonds,                                           3,780        2,027
 Series 1996A, AMBAC Insured, 0% 2014
Health and Educational Facs. Auth., Rev. Ref.
 Bonds, Series 1999 (Rapid City Regional Hospital
 Issue), MBIA Insured:
 5.00% 2007                                                                                2,045        2,190
 5.00% 2009                                                                                4,010        4,251
 5.00% 2010                                                                                4,175        4,398
Housing Dev. Auth., Homeownership Mortgage Bonds,                                          3,000        3,136
 1995 Series A, 5.80% 2014


Tennessee  -  0.95%
Health and Educational Facs. Board of the                                                  6,600        7,805
 Metropolitan Government of Nashville and
Davidson County, Rev. Bonds (Blakeford
Project), Series 1994A, 9.25% 2024 (Preref. 2004)
Memphis-Shelby County Airport Auth., Special                                              13,100       13,594
 Facs. Rev. Bonds, Ref. Series 1992 (Federal
 Express Corp.), 6.75% 2012


Texas  -  8.96%
Public Fin. Auth., G.O. Ref. Bonds, Series                                                 2,540        2,705
 2001A, 5.375% 2016
City of Austin (Travis and Williamson Counties),                                           6,800        7,476
 Water and Wastewater System Rev. Ref. Bonds,
 Series 2001B, FSA Insured, 5.75% 2016
Bell County Health Facs. Dev. Corp.,
 Retirement Fac. Rev. Bonds (Buckner
 Retirement Services, Inc. Obligated
Group Project), Series 1998:
 5.25% 2009                                                                                1,620        1,683
 5.00% 2010                                                                                1,705        1,733
 5.25% 2028                                                                                9,400        8,914
Brazos River Auth., Rev. Ref. Bonds (Houston                                               3,360        3,437
 Industries Incorporated Project), MBIA
 Insured, 4.90% 2015
Industrial Dev. Corp. of Port of Corpus                                                   10,300       10,107
 Christi, Rev. Ref. Bonds (Valero Refining
 and Marketing Co. Project), Series C, 5.40% 2018
Cypress-Fairbanks Independent School Dist.                                                 6,675        3,938
 (Harris County), Unlimited Tax Ref. Bonds,
 Capital Appreciation Bonds, Series 1993A, 0% 2013
Dallas County, Unlimited Tax Ref. And
 Improvement Bonds, G.O. Ref. Bonds, Series 2001A:
 5.375% 2013                                                                               2,465        2,691
 5.375% 2015                                                                               3,725        4,017
DeSoto Independent School Dist. (Dallas County),
 Unlimited Tax School Building and Ref. Bonds,
 Series 2001 Capital Appreciation Bonds:
 0% 2018                                                                                   2,835        1,207
 0% 2019                                                                                   3,335        1,336
 0% 2020                                                                                   3,335        1,258
Eanes Independent School Dist. (Travis County),
 Unlimited Tax School Building Bonds, Series 2001:
 5.50% 2014                                                                                2,050        2,241
 5.50% 2015                                                                                2,150        2,332
 5.50% 2016                                                                                1,125        1,212
El Paso Independent School Dist. (El Paso County),                                         3,420        3,399
 Unlimited Tax Ref. Bonds, Series 1999, 4.75% 2018
Garland Independent School Dist. (Dallas County),
 Unlimited Tax Ref. and School Building Bonds,
 Series 2001:
 5.50% 2013                                                                                2,170        2,351
 5.50% 2015                                                                                2,420        2,591
Harris County Health Facs. Dev. Corp.:
 Hospital Rev. Bonds (Memorial Hermann Hospital
 System Project):
  Series 1998, FSA Insured:
   5.25% 2008                                                                              1,890        2,036
   5.50% 2011                                                                              5,000        5,459
   5.50% 2015                                                                             10,325       11,214
  Series 2001A, 6.375% 2029                                                               13,900       14,893
 Rev. Bonds (CHRISTUS Health), Series 1999A, MBIA                                          3,380        3,630
 Insured, 5.50% 2010
 Rev. Bonds (St. Luke's Episcopal Hospital),
 Series 2001A:
  5.625% 2014                                                                              1,000        1,068
  5.625% 2015                                                                              2,500        2,648
  5.625% 2016                                                                              2,700        2,839
  5.625% 2018                                                                              2,000        2,080
  5.50% 2020                                                                               4,000        4,084
  5.50% 2021                                                                               5,740        5,852
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds (Mission Hospital, Inc. Project), Series 1996:
 7.00% 2008                                                                                1,000        1,029
 6.75% 2016                                                                                1,740        1,670
City of Houston, Water and Sewer System, Junior Lien                                       3,000        1,184
 Rev. Ref. Bonds, Series 1998A, FSA Insured, 0% 2019
Jefferson County, Health Facs. Dev. Corp., Baptist                                         4,000        4,039
Hospitals of Southeast Texas, FHA Insured Mortgage
 Rev. Bonds, Series 2001, AMBAC Insured, 5.20% 2021
Katy Independent School Dist. (Fort Ben, Harris and
 Waller Counties), Limited Tax Ref. Bonds, Series 2001:
 5.50% 2015                                                                                1,290        1,395
 5.50% 2016                                                                                1,805        1,939
Keller Independent School Dist. (Tarrant County),                                          6,040        3,690
 Unlimited Tax School Building and Ref. Capital
 Appreciation Bonds, Series 2001, 0% 2012
Lewisville Independent School Dist. (Denton County),                                       2,000        2,156
 Unlimited Tax School Building and Ref. Bonds,
 Series 2001, 5.50% 2015
Mansfield Independent School Dist. (Tarrant and                                            2,635        2,825
 Johnson Counties), Unlimited Tax School Building
 and Ref. Bonds, Series 2001, 5.50% 2016
Midway Independent School Dist. (McLennan County),                                         5,000        2,007
 Unlimited Tax School Building and Ref. Bonds,
 Capital Appreciation, Series 2000, 0% 2019
Northeast Medical Clinic, Hospital Auth., County                                           1,000        1,168
 of Humble, Rev. Bonds, FSA Insured, 6.25% 2012
Northside Independent School Dist., Unlimited Tax                                          4,000        4,358
 School Building and Ref. Bonds, Series 2001, 5.50% 2014
Round Rock Independent School Dist. (Williamson and
 Travis Counties), Unlimited Tax School Building
 Bonds, Series 2001-A:
 5.50% 2015                                                                                2,000        2,169
 5.50% 2016                                                                                2,500        2,693
City of San Antonio, Electric and Gas Systems Rev.
 Ref. Bonds, New Series 1998A:
 5.25% 2015                                                                                5,075        5,312
 4.50% 2021                                                                                6,205        5,833
San Antonio Independent School Dist.:
 Unlimited Tax Ref. Bonds, Series 2001B:
  5.375% 2013                                                                              4,260        4,633
  5.375% 2015                                                                              4,390        4,701
 Unlimited Tax School Building Bonds, Series 2001A:
  5.375% 2015                                                                              1,515        1,622
  5.375% 2016                                                                              1,705        1,812
Spring Branch Independent School Dist. (Harris
 County), Limited Tax Schoolhouse and Ref.
Bonds, Series 2001:
 5.375% 2015                                                                               3,875        4,137
 5.375% 2016                                                                               3,070        3,254
Tarrant County Health Facs. Dev. Corp., Texas Health
 Resources System Rev. Bonds, Series 1997A, MBIA
 Insured:
 5.50% 2007                                                                                4,000        4,274
 5.75% 2015                                                                                3,000        3,226
Tomball Hospital Auth., Rev. Ref. Bonds,                                                   5,250        4,969
 Series 1993, 6.125% 2023
Board of Regents of the University of Texas                                                3,750        3,949
System, Rev. Fncg. System Bonds, Series 1996B,
 5.00% 2011
Weatherford Independent School Dist. (Parker County),                                      2,625        1,148
 Unlimited Tax School Building and Ref. Bonds,
 Capital Appreciation, Series 2000, 0% 2018


Utah  -  0.99%
Housing Fin. Agcy., Single Family Mortgage Bonds,                                            360          367
 1995 Issue E (Federally Insured or Guaranteed
 Mortgage Loans), 5.50% 2024
Alpine School Dist., Utah County, G.O. School
 Building Bonds (Utah School Bond Guaranty
 Program), Series 2001A:
 5.25% 2015                                                                                3,000        3,189
 5.25% 2016                                                                                4,225        4,459
Salt Lake County, G.O. Ref. Bonds, Series 2001:
 5.25% 2011                                                                                5,000        5,529
 5.00% 2012                                                                                8,130        8,735


Vermont  -  0.11%
Educational and Health Buildings Fncg. Agcy.,                                              2,250        2,381
 Hospital Rev. Bonds (Medical Center Hospital
 of Vermont Project), Series 1993, FGIC Insured,
 5.75% 2007


Virginia  -  1.57%
Dulles Town Center Community Dev. Auth. (Loudoun                                           2,500        2,502
 County), Special Assessment Bonds (Dulles Town
 Center Project), Series 1998, 6.25% 2026
Fairfax County:
 Econ. Dev. Auth., Retirement Community Rev.                                              15,500       16,303
 Bonds (Greenspring Village, Inc. Fac.), Series
 1999A, 7.50% 2029
 Industrial Dev. Auth., Hospital Rev. Ref. Bonds
 (Inova Health Systems Hospital Project),
 Series 1993A:
  5.00% 2011                                                                               1,300        1,384
  5.00% 2023                                                                               1,200        1,218
Gateway Community Dev. Auth. (Prince William                                               2,130        2,135
 County), Special Assessment Bonds, Series 1999,
 6.25% 2026
Industrial Dev. Auth., Hanover County, Hospital                                            1,000        1,175
 Rev. Bonds (Memorial Regional Medical Center
 Project at Hanover Medical Park), Series 1995,
 MBIA Insured, 6.50% 2009
Heritage Hunt Commercial Community Dev. Auth.
 (Prince William County), Special Assessment Bonds:
 Series 1999A, 6.85% 2019                                                                  3,399        3,565
 Series 1999B, 7.00% 2029                                                                  1,000        1,056
Peninsula Ports Auth. Health System Rev. Ref. Bonds                                        1,000        1,060
 (Riverside Health System Project), Series 1998,
 MBIA Insured, 5.00% 2010
Pocahontas Parkway Association, Route 895 Connector                                        5,000        4,840
 Toll Road Rev. Bonds, Series 1998A, 5.25% 2008


Washington  -  6.69%
G.O. Bonds:
 Series B, 5.50% 2010                                                                      2,000        2,215
 Series 2001C, 5.00% 2010                                                                  7,310        7,815
Health Care Facs. Auth., Rev. Bonds, Series 2001A
(Providence Health System), MBIA Insured:
 5.50% 2011                                                                                6,565        7,224
 5.625% 2014                                                                               3,000        3,262
 5.625% 2015                                                                               8,635        9,368
Public Power Supply System:
 Nuclear Project No. 1 Ref. Rev. Bonds, Series                                             5,000        5,169
 1997B, 5.125% 2014
 Nuclear Project No. 2 Ref. Rev. Bonds:
  Series 1993B, FSA Insured, 5.65% 2008                                                    3,030        3,358
  Series 1994A, 6.00% 2007                                                                19,900       22,198
 Nuclear Project No. 3 Ref. Rev. Bonds:
  Series 1989A, MBIA Insured, 0% 2013                                                      4,000        2,316
  Series 1989B, 7.125% 2016                                                                5,250        6,618
Central Puget Sound Regional Transit Auth.,
 Sales Tax and Motor Vehicle Excise Tax Bonds,
 Series 1999, FGIC Insured:
 5.25% 2021                                                                                5,500        5,785
 4.75% 2028                                                                               21,940       20,632
Public Utility Dist. No. 1 of Chelan County,                                              11,345        4,606
 Columbia River-Rock Island Hydro-Electric System
 Rev. Ref. Capital Appreciation Bonds, Series 1997A,
 MBIA Insured, 0% 2019
Energy Northwest, Columbia Generating Station Ref.
 Electric Rev. Bonds, Series 2001-A, FSA Insured:
 5.50% 2016                                                                               13,000       14,029
 5.50% 2017                                                                                5,000        5,365
City of Seattle:
 Limited Tax G.O. Bonds, Series 2001 (Various Purposes):
  5.00% 2013                                                                               3,835        4,048
  5.00% 2014                                                                               4,040        4,228
  5.25% 2015                                                                               4,255        4,520
  5.375% 2016                                                                              2,000        2,135
  5.375% 2017                                                                              4,440        4,707
 Municipal Light and Power:
  Improvements and Ref. Rev. Bonds, Series 2001,                                           5,000        5,357
 FSA Insured, 5.50% 2016
  Ref. Rev. Bonds, 1998 Series A, 5.00% 2016                                               3,410        3,439
  Rev. Anticipation Notes, Series 2001, 4.50% 2003                                         2,000        2,054


Wisconsin  -  1.58%
G.O. Bonds of 1999, Series A, 5.00% 2012                                                   3,390        3,569
G.O. Ref. Bonds of 1998, Series 1, 5.50% 2010                                              3,225        3,597
Health and Educational Facs. Auth., Rev. Bonds:
 Children's Hospital Project, Series 1993, FGIC                                            2,000        2,180
 Insured, 5.50% 2006
 Children's Hospital of Wisconsin, Inc., Series 1998,                                      1,130        1,257
 AMBAC Insured, 5.625% 2015
 Medical College of Wisconsin, Series 1993, 5.95% 2015                                     3,000        3,102
 The Monroe Clinic, Inc.:
  Series 1998:
   4.80% 2010                                                                              1,110        1,114
   4.90% 2011                                                                              1,165        1,173
  Series 1999:
   5.125% 2016                                                                             1,000          983
   5.375% 2022                                                                             2,000        1,966
Housing and Econ. Dev. Auth.:
 Home Ownership Rev. Bonds, 1998 Series A, 5.375% 2017                                     1,510        1,549
 Housing Rev. Bonds, 1992 Series A, 6.40% 2003                                             3,480        3,583
Pollution Control and Industrial Dev. Rev. Bonds                                           3,650        3,956
 (General Motors Corp. Projects), City of
Janesville, Series 1984, 5.55% 2009
City of Superior, Limited Obligation Ref. Rev.                                             6,000        7,562
 Bonds (Midwest Energy Resources Co. Project),
 Series E-1991 (Collateralized), FGIC Insured, 6.90% 2021

                                                                                                    2,112,979



                                                                                      Principal       Market
                                                                                         Amount        Value
Short-Term Securities  -  5.73%                                                           (000)        (000)


Beaver County, Pennsylvania, Industrial Dev. Auth.,                                        1,800        1,800
 Pollution Control Rev. Ref. Bonds (Atlantic Richfield
 Co. Projects), Series 1995, 2.05% 2020 (2)
City of Chicago, Illinois, Chicago-O'Hare International                                    1,200        1,200
 Airport, Special Fac. Rev. Bonds (American Airlines,
 Inc. Project), Series 1983D, 2.55% 2017 (2)
City of Columbia, Missouri, Special Obligation                                             3,400        3,400
Insurance Reserve Bonds, Series 1998A, 2.05% 2008 (2)
City of Columbus, Ohio, G.O. Bonds, Sewer Improvement                                      1,000        1,002
 No. 26 (E-U) Bonds, 6.50% 9/15/2001
City of Detroit, Michigan, Sewage Disposal System                                          2,700        2,700
 Rev. Ref. Bonds, Series 1998-A, MBIA Insured
, 2.00% 2023 (2)
City of Hammond, Indiana, Pollution Control Rev.                                           1,620        1,620
 Ref. Bonds (Amoco Oil Co. Project), Series 1994,
 2.50% 2022 (2)
Harrison County, Mississippi, Pollution Control Rev.                                       1,500        1,500
 Ref. Bonds (E. I. du Pont de Nemours and Company
 Project), Series 1990, 2.55% 2010 (2)
City of Houston, Texas, Tax and Rev. Anticipation                                         15,000       15,128
 Notes, Series 2001, 3.50% 6/28/2002
City of Huntsville, Alabama, G.O. Ref. Warrants,                                           1,410        1,413
 Series 1998-B, 4.00% 11/1/2001
Jackson County, Mississippi, Pollution Control                                             3,800        3,800
 Ref. Rev. Bonds (Chevron U.S.A. Inc. Project),
 Series 1992, 2.50% 2016 (2)
State of Kentucky, Asset/Liability Commission,                                            15,000       15,187
 General Fund Tax and Rev. Anticipation Notes,
 2001 Series A, 4.00% 6/26/2002
King County, Washington, Unlimited Tax G.O. Ref.                                           3,000        3,071
 Bonds, 1993 Series C, 5.625% 6/1/2002
County of Los Angeles, California,  2001-2002 Tax                                          2,500        2,528
 and Rev. Anticipation Notes, Series A, 3.75% 6/28/2002
Lower Neches Valley Auth., Industrial Dev. Corp.                                           6,775        6,775
 (Texas), Exempt Facs. Ref. Rev. Bonds (ExxonMobil
 Project), Series 2001, Subseries 2001A, 2.50% 2031 (2)
Maricopa County, Arizona Pollution Control Corp.,                                          1,800        1,800
 Pollution Control Rev. Ref. Bonds (Arizona Public
 Service Co. Palo Verde Project), 1994 Series A-F,
 2.45% 2029 (2)
Maryland Health and Higher Educational Facs. Auth.,                                        8,190        8,190
 Pooled Loan Program Rev. Bonds, Series 1994 D,
 2.05% 2029 (2)
The Commonwealth of Massachusetts, G.O. Bond                                               5,000        5,000
 Anticipation Notes, 2000 Series A, 5.00% 9/6/2001
State of New Mexico, 01-02 Tax and Rev.                                                   11,000       11,138
 Anticipation Notes, Series 2001, 4.00% 6/28/2002
North Carolina Medical Care Commission,
 Variable Rate Hospital Rev. Bonds: (2)
 Pooled Fncg. Project, Series 1996A, 2.55% 2016                                            1,000        1,000
 Lexington Memorial Hospital Project, Series 1997,                                         1,300        1,300
 2.55% 2010
Ohio Air Quality Dev. Auth., Air Quality Dev. Rev.                                         1,900        1,900
 Ref. Bonds (The Cincinnati Gas and Electric Compay
 Project), 1995 Series A, 2.55% 2030 (2)
Industrial Dev. Auth. of the City of Phoenix, Arizona,                                     4,050        4,050
 Multifamily Housing Rev. Ref. Bonds (Del Mar Terrace
 Apartments Project), Series 1999A, FHLMC Secured,
 2.00% 2029 (2)
City of Princeton, Indiana, Pollution Control Rev.                                         1,500        1,500
 Ref. Bonds, 1996 Series (PSI Energy, Inc. Project),
 2.55% 2019 (2)
City of San Antonio, Texas, Water System Commercial                                        6,000        6,000
 Paper Notes, Series A, 2.30% 10/3/2001
State of Texas, Tax and Rev. Anticipation Notes,                                          10,000       10,128
 Series 2001A, 3.75% 8/29/2002
Uinta County, Wyoming, Pollution Control Ref. Rev.                                         2,100        2,100
 Bonds (Chevron U.S.A. Inc. Project), Series 1993,
 2.50% 2020 (2)
Industrial Dev. Auth. of the City of Waynesboro,                                           2,600        2,600
 Virginia, Variable Rate Residential Care Facs. Rev.
 Bonds (Sunnyside Presbyterian Home), Series 1997,
 2.55% 2028 (2)
State of Wyoming, General Fund Tax and Rev.                                               11,000       11,093
 Anticipation Notes, Series 2001A, 3.50% 6/27/2002
                                                                                                      128,923

TOTAL INVESTMENT SECURITIES (cost: $2,121,305,000)                                                  2,241,902
Excess of cash and receivables over payables                                                            8,591

NET ASSETS                                                                                         $2,250,493

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate changes periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
See Notes to Financial Statements


Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


The Tax-Exempt Bond Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2001                                          (dollars in       thousands)

Assets:
 Investment securities at market
  (cost: $2,121,305)                                                          $2,241,902
 Cash                                                                              1,941
 Receivables for -
  Sales of investments                                           $1,448
  Sales of fund's shares                                          8,489
  Interest                                                       28,606
  Other                                                               4           38,547
                                                                               2,282,390
Liabilities:
 Payables for -
  Purchases of investments                                       24,314
  Repurchases of fund's shares                                    2,317
  Dividends on fund's shares                                      3,372
  Management services                                               625
  Other expenses                                                  1,269           31,897
Net assets at August 31, 2001                                                 $2,250,493

 Total authorized capital stock -
 500,000,000 shares, $.001 par value
 Class A shares:
  Net assets                                                                  $2,202,158
  Shares outstanding                                                         177,895,320
  Net asset value per share                                                       $12.38
 Class B shares:
  Net assets                                                                     $26,010
  Shares outstanding                                                           2,101,370
  Net asset value per share                                                       $12.38
 Class C shares:
  Net assets                                                                     $15,009
  Shares outstanding                                                           1,212,460
  Net asset value per share                                                       $12.38
 Class F shares:
  Net assets                                                                      $7,316
  Shares outstanding                                                             591,080
  Net asset value per share                                                       $12.38



Statement of operations
for the year ended August 31, 2001                          (dollars in       thousands)
Investment income:
 Income:
  Interest                                                                      $112,024

 Expenses:
  Management services fee                                        $6,893
  Distribution expenses - Class A                                 4,915
  Distribution expenses - Class B                                   118
  Distribution expenses - Class C                                    27
  Distribution expenses - Class F                                     4
  Transfer agent fee - Class A                                      489
  Transfer agent fee - Class B                                        3
  Administrative services fees - Class C                              6
  Administrative services fees - Class F                              3
  Reports to shareholders                                           116
  Registration statement and prospectus                             282
  Postage, stationery and supplies                                   99
  Directors' fees                                                    18
  Auditing and legal fees                                            46
  Custodian fee                                                      37
  Taxes other than federal income tax                                31
  Other                                                              20           13,107
 Net investment income                                                            98,917

Realized gain and unrealized
 appreciation on investments:
 Net realized gain                                                                 9,185
 Net unrealized appreciation on investments                                       88,080
  Net realized gain and
   unrealized appreciation on investments                                         97,265
Net increase in net assets resulting
 from operations                                                                $196,182



Statement of changes in net assets                          (dollars in       thousands)

                                                             Year ended
                                                              August 31
                                                                    2001             2000
Operations:
 Net investment income                                          $98,917          $95,126
 Net realized gain(loss) on investments                           9,185           (2,279)
 Net unrealized appreciation (depreciation)
  on investments                                                 88,080           (1,685)
  Net increase (decrease) in net assets
   resulting from operations                                    196,182           91,162
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                       (98,662)         (94,620)
  Class B                                                          (489)             (32)
  Class C                                                          (104)                -
  Class F                                                           (68)                -
 Distributions from net realized
 gain on investments:
  Class A                                                              -          (6,722)
  Total dividends and distributions                             (99,323)        (101,374)

Capital share transactions:
 Proceeds from shares sold                                      604,544          353,333
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized                                  61,486           64,719
  gain on investments
 Cost of shares repurchased                                    (346,414)        (490,988)
  Net increase (decrease) in net assets
  resulting from capital share transactions                     319,616          (72,936)
Total increase (decrease) in net assets                         416,475          (83,148)

Net assets:
 Beginning of year                                            1,834,018        1,917,166
 End of year (including distributions in
   excess of net investment income
    and undistributed net investment
   income: $18 and $36, respectively)                        $2,250,493       $1,834,018



See Notes to Financial Statements

The Tax-Exempt Bond Fund of America
Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

On September 1, 2001, the fund will begin amortizing discounts daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value but will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $2,121,305,000. Net unrealized appreciation on investments aggregated $120,597,000; $133,371,000 related to appreciated securities and $12,774,000 related to depreciated securities. For the year ended August 31, 2001, the fund realized tax basis net capital gains of $8,627,000. For the year ended August 31, 2001, the fund utilized the remaining capital loss carryforward totaling $1,792,000 to offset, for tax purposes, capital gains realized during the year up to such amount. In addition, the fund has recognized, for tax purposes, capital losses totaling $917,000 which were realized during the period November 1, 1999 through August 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $6,893,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.16% of such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a series of rates beginning with 3.00% per annum of the first $3,333,333 of the fund's monthly gross investment income decreasing to 2.25% of such income in excess of $8,333,333. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.347% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were limited to $4,915,000, or 0.25% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $2,322,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $118,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $27,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $4,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $1,031,000.

AFD received $947,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $492,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $48,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $9,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $3,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $55,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $676,756,000 and $392,114,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $37,000 includes $13,000 that was paid by these credits rather than in cash.

For the year ended August 31, 2001, the fund reclassified $352,000 from undistributed net realized gains to undistributed net investment income to reflect permanent differences between book and tax reporting.

As of August 31, 2001, net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of capital stock                                        $2,123,438
Distributions in excess of net investment income                                         (18)
Undistributed net realized gain                                                        6,476
Net unrealized appreciation                                                          120,597
Net assets                                                                        $2,250,493

Capital share transactions in the fund were as follows:

                                                              Year ended       August 31,   Year ended       August 31,
                                                                  Amount             2001       Amount             2000
                                                                   (000)           Shares        (000)           Shares
Class A Shares:
  Sold                                                          $550,783       45,771,317     $349,973       30,217,094
  Reinvestment of dividends and distributions                     61,021        5,082,782       64,695        5,585,672
  Repurchased                                                   (335,993)     (28,026,829)    (490,875)     (42,438,287)
   Net increase (decrease) in Class A                            275,811       22,827,270      (76,207)      (6,635,521)
Class B Shares: (1)
  Sold                                                            23,399        1,941,478        3,360          290,305
  Reinvestment of dividends and distributions                        340           28,097           24            2,086
  Repurchased                                                     (1,814)        (150,785)        (113)          (9,811)
   Net increase in Class B                                        21,925        1,818,790        3,271          282,580
Class C Shares: (2)
  Sold                                                            14,787        1,217,593          -                -
  Reinvestment of dividends and distributions                         74            6,059          -                -
  Repurchased                                                       (136)         (11,192)         -                -
   Net increase in Class C                                        14,725        1,212,460          -                -
Class F Shares: (2)
  Sold                                                            15,575        1,285,726          -                -
  Reinvestment of dividends and distributions                         51            4,161          -                -
  Repurchased                                                     (8,471)        (698,807)         -                -
   Net increase in Class F                                         7,155          591,080          -                -
Total net increase (decrease) in fund                           $319,616       26,449,600     $(72,936)      (6,352,941)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
 not offered before March 15, 2001.

Report of Independent Accountants

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc.(the "Fund") at August 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California

September 28, 2001



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, 99.7% of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SHARE RESULTS: CLASS B, CLASS C AND CLASS F (UNAUDITED)
Returns for periods ended September 30, 2001
(the most recent calendar quarter):
                                      1 year    Life of class*
CLASS B SHARES
Reflecting applicable contingent
deferred sales charge (CDSC),
maximum of 5%, payable only if
shares are sold
Total return                          4.51%     10.42%
Average annual compound return        -          6.63%
Not reflecting CDSC
Total return                          9.51%     14.42%
Average annual compound return        -          9.11%
CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.


Per-share data and ratios

                                                              Class A
                                                                 Year         ended   August 31

                                                                  2001          2000        1999
Net asset value, beginning of year                             $11.81        $11.86      $12.60

 Income from investment operations :
  Net investment income                                       .60 (1)       .60 (1)         .59
  Net gains (losses) on securities                            .57 (1)     (.01) (1)        (.55)
 (both realized and unrealized)
   Total from investment operations                              1.17           .59         .04

 Less distributions :
  Dividends (from net investment income)                         (.60)         (.60)       (.59)
  Distributions (from capital gains)                              .00          (.04)       (.19)
   Total distributions                                           (.60)         (.64)       (.78)

Net asset value, end of year                                   $12.38        $11.81      $11.86

Total return (2)                                                10.22%         5.27%        .22%

Ratios/supplemental data:
 Net assets, end of year (in millions)                         $2,202        $1,831      $1,917
 Ratio of expenses to average net assets                          .66%          .67%        .65%
 Ratio of net income to average net assets                       5.00%         5.22%       4.78%

                                                                 Year         ended   August 31

                                                                  1998          1997
Net asset value, beginning of year                             $12.27        $11.86

 Income from investment operations :
  Net investment income                                           .62           .64
  Net gains (losses) on securities                                .37           .45
 (both realized and unrealized)
   Total from investment operations                               .99          1.09

 Less distributions :
  Dividends (from net investment income)                         (.62)         (.64)
  Distributions (from capital gains)                             (.04)         (.04)
   Total distributions                                           (.66)         (.68)

Net asset value, end of year                                   $12.60        $12.27

Total return (2)                                                 8.26%         9.39%

Ratios/supplemental data:
 Net assets, end of year (in millions)                         $1,795        $1,593
 Ratio of expenses to average net assets                          .66%          .68%
 Ratio of net income to average net assets                       4.98%         5.27%




                                                              Class B

                                                           Year ended   March 15 to
                                                          August 31,     August 31,
                                                                 2001      2000 (3)
Net asset value, beginning of period                           $11.81        $11.50

 Income from investment operations :
  Net investment income (1)                                       .52           .21
  Net gains on securities                                         .57           .34
 (both realized and unrealized) (1)
   Total from investment operations                              1.09           .55

 Less distributions :
  Dividends (from net investment income)                         (.52)         (.24)
  Distributions (from capital gains)                              .00           .00
   Total distributions                                           (.52)         (.24)

Net asset value, end of period                                 $12.38        $11.81

Total return (2)                                                 9.45%         4.88%

Ratios/supplemental data:
 Net assets, end of period (in millions)                          $26            $3
 Ratio of expenses to average net assets                         1.40%          .64%
 Ratio of net income to average net assets                       4.06%         1.99%

                                                              Class C       Class F

                                                          March 15 to   March 15 to
                                                           August 31,    August 31,
                                                             2001 (3)      2001 (3)
Net asset value, beginning of period                           $12.10        $12.10

 Income from investment operations :
  Net investment income (1)                                       .21           .24
  Net gains on securities                                         .29           .29
 (both realized and unrealized) (1)
   Total from investment operations                               .50           .53

 Less distributions :
  Dividends (from net investment income)                         (.22)         (.25)
  Distributions (from capital gains)                              .00           .00
   Total distributions                                           (.22)         (.25)

Net asset value, end of period                                 $12.38        $12.38

Total return (2)                                                 4.20%         4.45%

Ratios/supplemental data:
 Net assets, end of period (in millions)                          $15            $7
 Ratio of expenses to average net assets                          .73%          .40%
 Ratio of net income to average net assets                       1.77%         2.11%



Supplemental data - all classes


                                                                 Year         ended   August 31
                                                                  2001          2000
Portfolio turnover rate                                         22.41%        28.64%


                                                                  1999          1998        1997
Portfolio turnover rate                                         14.56%        23.19%      14.39%




1) Based on average shares outstanding.
2) Total returns exclude all sales
 charges, including contingent
 deferred sales charges.
3) Based on operations for the
 period shown and, accordingly,
 not representative of a full year
 (unless otherwise noted).

THE TAX-EXEMPT BOND FUND OF AMERICA

BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior
living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

NEIL L. LANGBERG
Los Angeles, California
President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital
Research Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital
Research Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDC/INS/5240
Lit. No. TEBF-011-1001